As filed with the Securities and Exchange Commission on February 14, 2003
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No.___

                          LEGG MASON GLOBAL TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                               Baltimore, MD 21202
                    (Address of Principal Executive Offices)

                                 (410) 539-0000
                  (Registrant's Area Code and Telephone Number)

                               Marc R. Duffy, Esq.
                          Legg Mason Wood Walker, Inc.
                                100 Light Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Arthur J. Brown, Esq.
                             Rachael M. Zufall, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on March 18, 2003 pursuant to Rule 488 under the Securities Act of 1933.

     Title of securities being registered: Primary Class, Financial Intermediary Class and Institutional Class shares of capital stock, par value $0.001 per share, of the series of the Registrant designated Legg Mason International Equity Trust.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended, pursuant to which the Registrant has previously registered an indefinite number of shares.

                          LEGG MASON GLOBAL TRUST, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                 LEGG MASON EUROPE FUND (A SERIES OF LEGG MASON
                               GLOBAL TRUST, INC.)

                                March [27], 2003

Dear Legg Mason Europe Fund Shareholder:

      The attached proxy materials describe a proposal that Legg Mason Europe Fund ("Europe Fund") merge into Legg Mason International Equity Trust ("International Equity Trust"), each of which is a series of Legg Mason Global Trust, Inc. If the proposal is approved and implemented, each shareholder of Europe Fund will automatically become a shareholder of International Equity Trust.


      As a shareholder, you are being asked to vote on this proposal. YOUR BOARD OF DIRECTORS BELIEVES THIS PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. The Board believes that combining the two funds would provide Europe Fund shareholders with an investment in a portfolio:

        o with a similar investment objective, but with a more flexible investment strategy that would permit investment in a wider range of foreign markets;

        o with investment strategies and policies that will better enable the Fund to take advantage of the investment opportunities of the future; and

        o   with a larger asset base and lower overall expenses.

The attached proxy materials provide more information about the proposed reorganization and the two funds.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. And, VOTING IS EASY! After reviewing the attached materials, simply complete the enclosed proxy card and return it in the postage-paid envelope provided. PLEASE BE SURE TO SIGN YOUR CARD. You may also vote via the telephone or Internet by following the enclosed instructions.

Thank you for taking the time to review these materials and for voting your shares.

                                          Very truly yours,



                                          Mark R. Fetting
                                          President
                                          Legg Mason Global Trust, Inc.

                             LEGG MASON EUROPE FUND
                  (A SERIES OF LEGG MASON GLOBAL TRUST, INC.)


                  ---------------------------------------------
                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003
                  ---------------------------------------------


To the Shareholders:

      A special meeting of shareholders of Legg Mason Europe Fund, a series of Legg Mason Global Trust, Inc., a Maryland corporation, will be held on April 30, 2003 at [10:30 a.m.], Eastern time, at 100 Light Street (28th Floor, Oriole
Room), Baltimore, Maryland 21202 ("Meeting") for the following purposes:

      (1) To approve a Plan of Reorganization and Termination under which Legg Mason International Equity Trust, a series of Legg Mason Global Trust, Inc., would acquire all the assets of Legg Mason Europe Fund, another series of Legg Mason Global Trust, Inc., in exchange solely for shares of Legg Mason International Equity Trust and the assumption by Legg Mason International Equity Trust of all of Legg Mason Europe Fund's liabilities, followed by the distribution of those shares to the shareholders of Legg Mason Europe Fund, all as described in the accompanying Proxy Statement/Prospectus; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of Legg Mason Europe Fund at the close of business on March 14, 2003. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

      (1) By Mail: Vote, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope;

      (2) By Telephone: Vote by telephone by calling the toll-free number that appears on the enclosed proxy card and the Voting Instructions card. (A confirmation of your telephone vote will be mailed to you.); or

      (3) By Internet: Have your proxy card available. Vote by Internet by accessing the web site whose Internet address appears on the enclosed proxy card and the Voting Instructions card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

                                    By order of the Board of Directors,


                                    MARC R. DUFFY
                                    SECRETARY

March [27], 2003

                             LEGG MASON EUROPE FUND
                      LEGG MASON INTERNATIONAL EQUITY TRUST
                    (SERIES OF LEGG MASON GLOBAL TRUST, INC.)
                                100 LIGHT STREET
                               BALTIMORE, MD 21202
                                 (800) 822-5544

                           PROXY STATEMENT/PROSPECTUS
                                MARCH [27], 2003


      This proxy statement/prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Legg Mason Europe Fund ("Europe Fund"), a series of Legg Mason Global Trust, Inc., a Maryland corporation ("Global Trust"), in connection with the solicitation of proxies from its shareholders by its Board of Directors for use at a special meeting of its shareholders to be held on April 30, 2003 at [10:30 a.m.], Eastern time, and at any adjournment thereof ("Meeting").

      As more fully described in this Proxy Statement/Prospectus, the purpose of the Meeting is to vote on a proposed reorganization in which Legg Mason International Equity Trust ("International Equity Trust"), another series of Global Trust, would acquire all the assets of Europe Fund, in exchange solely for shares of International Equity Trust and the assumption by International
Equity  Trust  of  all  the   liabilities  of  Europe  Fund.   Those  shares  of
International Equity Trust would then be distributed to the shareholders of Europe Fund, so that each shareholder would receive a number of full and fractional shares of International Equity Trust having an aggregate value that, on the effective date of the reorganization, would equal the aggregate net asset value of the shareholder's shares of Europe Fund. (These transactions are referred to collectively as the "Reorganization.") As soon as practicable following the distribution of shares, Europe Fund would be terminated.

      International Equity Trust and Europe Fund are diversified series of Global Trust, which is an open-end management investment company. Whereas International Equity Trust's investment objective is to maximize long-term return by investing substantially all of its assets in non-U.S. equity securities, Europe Fund's investment objective is to seek long-term growth of capital by investing substantially all of its assets in equity securities of European issuers. The Funds have the same manager, but are advised by different investment advisers, each of which uses different strategies to achieve the respective Fund's investment objective.

      This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely information about the Reorganization and International Equity Trust that a shareholder should know before voting on the Reorganization.

      A Statement of Additional Information, dated March [27], 2003, relating to the Reorganization and including PRO FORMA and historical financial statements ("Reorganization Statement of Additional Information"), has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Reorganization Statement of Additional Information is legally a part of this Proxy Statement/Prospectus). A Primary Class Prospectus and an Institutional Class and Financial Intermediary Class Prospectus for International Equity Trust and a Primary Class and Class A Prospectus and an Institutional Class Prospectus for Europe Fund, each dated April 30, 2002, have been filed with the SEC and also are incorporated herein by this reference. Management's discussion of the performance of International Equity Trust, which is included in its Annual Report to Shareholders for the period ended December 31, 2002, is attached as Appendix C to this Proxy Statement/Prospectus. A copy of International Equity Trust's Primary Class Prospectus or its Institutional Class and Financial Intermediary Class Prospectus, each dated April 30, 2002, will accompany this Proxy Statement/Prospectus (depending on the Class of Europe Fund shares you currently own).

      A Statement of Additional Information for International Equity Trust, dated April 30, 2002, and that Fund's Annual Report to Primary Class shareholders and Annual Report to Institutional Class and Financial Intermediary Class shareholders, each for the fiscal year ended December 31, 2002, have all been filed with the SEC and are incorporated by reference into the Reorganization Statement of Additional Information. A Statement of Additional Information for Europe Fund, also dated April 30, 2002, and that Fund's Annual Report to Primary Class and Class A shareholders and Annual Report to Institutional Class shareholders, each for the fiscal year ended December 31, 2002, have all been filed with the SEC and are also incorporated by reference into the Reorganization Statement of Additional Information.

      The International Equity Trust and Europe Fund documents incorporated by reference herein and in the Reorganization Statement of Additional Information, along with additional information about the Funds, have been filed with the SEC and may be obtained without charge, and further inquiries may be made, by calling Legg Mason Wood Walker, Incorporated toll-free at (800) 822-5544 or by mailing a written request to Legg Mason Wood Walker, Incorporated, 100 Light Street, P.O. Box 1476 Baltimore, Maryland 21203-1476. The SEC maintains a web site (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding International Equity Trust and Europe Fund. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF INTERNATIONAL EQUITY TRUST BEING OFFERED IN THE REORGANIZATION, OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----

VOTING INFORMATION...........................................................1
THE REORGANIZATION...........................................................2
SYNOPSIS.....................................................................2
   The Proposed Reorganization...............................................3
   Comparative Fee Tables....................................................3
   Example of Effect on Fund Expenses........................................5
   Investment Objectives and Policies........................................6
   Forms of Organization.....................................................7
   Manager and Investment Advisers...........................................7
   Distributor...............................................................8
   Other Fund Service Providers..............................................9
   Directors and Officers....................................................9
   Operations of International Equity Trust Following the Reorganization....10
   Performance..............................................................10
   Average Annual Total Returns.............................................11
   Purchases and Redemptions................................................12
   Exchanges................................................................13
   Dividends and Other Distributions........................................13
   Federal Income Tax Consequences of the Reorganization....................13
COMPARISON OF PRINCIPAL RISK FACTORS........................................14
THE PROPOSED TRANSACTION....................................................16
   Reorganization Plan......................................................16
   Reasons for the Reorganization...........................................17
   Description of Securities to be Issued...................................18
   Temporary Waiver of Investment Restrictions..............................19
   Federal Income Tax Considerations........................................19
   Capitalization...........................................................20
   Additional Information about International Equity Trust - Financial
   Highlights...............................................................21
OTHER INFORMATION...........................................................24
MISCELLANEOUS...............................................................24
   Available Information....................................................24
   Legal Matters............................................................25
   Experts..................................................................25
APPENDIX A:  Principal Shareholders........................................A-1
APPENDIX B:  Form of Plan of Reorganization and Termination................B-1
APPENDIX C:  Management's Discussion of Fund Performance (International
Equity Trust)..............................................................C-1

                             LEGG MASON EUROPE FUND
                  (a series of Legg Mason Global Trust, Inc.)
                                   -----------

                           PROXY STATEMENT/PROSPECTUS

                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003
                                   -----------

                               VOTING INFORMATION

      This proxy statement/prospectus ("Proxy Statement/Prospectus") is being furnished to shareholders of Legg Mason Europe Fund ("Europe Fund"), a series of Legg Mason Global Trust, Inc., a Maryland corporation ("Global Trust"), in connection with the solicitation of proxies from its shareholders by the Board of Directors of Global Trust ("Board") for use at a special meeting of its shareholders to be held on April 30, 2003, and at any adjournment thereof ("Meeting"). This Proxy Statement/Prospectus will first be mailed to shareholders on or about March [27], 2003.

      One-third of Europe Fund's shares outstanding as of the close of business on March 14, 2003 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present, but sufficient votes to approve the proposal are not received or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

      Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be (i) considered votes cast at the Meeting or (ii) voted for or against any adjournment proposal. Thus, abstentions and broker non-votes are effectively votes against the proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted FOR the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Europe Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

      As of March 3, 2003, Europe Fund had [_________] shares of common stock outstanding, which were composed of the following Classes: [_________] Primary Class shares, [__________] Class A shares and [_______] Institutional Class shares. Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State
Street, 22nd Floor, New York, New York 10004 has been retained to aid in the solicitation of proxies. The costs of retaining Georgeson, which are anticipated to be approximately $[____], and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by Legg Mason Fund Adviser, Inc. ("LMFA") or one of its affiliates and not by either Europe Fund or International Equity Trust (each a "Fund").

      Except as set forth in Appendix A, as of March 3, 2003, each Fund does not know of any person who owns of record or beneficially 5% or more of the shares of any Class of the Funds. As of that same date, the Directors and officers of Global Trust owned, in the aggregate, [_____% or less than one percent] of [any Class of either Fund.]

      REQUIRED VOTE. Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Europe Fund. Each outstanding full share of Europe Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Europe Fund, the Board of Directors of Global Trust will determine what subsequent actions would be in the best interests of shareholders.


                               THE REORGANIZATION

      PROPOSAL. TO APPROVE A PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH INTERNATIONAL EQUITY TRUST WOULD ACQUIRE ALL THE ASSETS OF EUROPE FUND IN EXCHANGE SOLELY FOR SHARES OF INTERNATIONAL EQUITY TRUST AND THE ASSUMPTION BY INTERNATIONAL EQUITY TRUST OF ALL OF EUROPE FUND'S LIABILITIES, FOLLOWED BY THE
      DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF EUROPE FUND ("REORGANIZATION").

                                    SYNOPSIS

      The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses of each Fund (which are incorporated herein by reference), the Statement of Additional Information of the Funds (which is incorporated by reference into the Reorganization Statement of Additional Information) and the Reorganization Plan. A copy of the form of the Reorganization Plan is attached as Appendix B to this Proxy Statement/Prospectus. As discussed more fully below, the Board believes that the

Reorganization would benefit Europe Fund's shareholders. The Funds, though different, are essentially compatible in terms of their investment objectives, policies, strategies and limitations.

THE PROPOSED REORGANIZATION

      The Board considered and approved the Reorganization Plan at a meeting held on February 12-13, 2003. The Reorganization Plan provides for the acquisition of all the assets of Europe Fund by International Equity Trust, in exchange solely for shares of common stock of International Equity Trust and the assumption by International Equity Trust of all the liabilities of Europe Fund. Europe Fund then will distribute those shares of International Equity Trust to its shareholders, so that each Europe Fund shareholder will receive the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Europe Fund as of the day the Reorganization is completed. Europe Fund will be terminated as soon as practicable thereafter.

      If the Reorganization Plan is approved by Europe Fund shareholders, shareholders of each Class of Europe Fund will receive shares of a comparable Class of International Equity Trust in the Reorganization. For example:

IF YOU OWN THIS CLASS OF EUROPE FUND      YOU WILL RECEIVE THIS CLASS OF
SHARES...                                 INTERNATIONAL EQUITY TRUST SHARES
                                          IN THE REORGANIZATION...

             Primary Class                            Primary Class

          Institutional Class                      Institutional Class

                Class A                       Financial Intermediary Class



      The Reorganization will occur as of the close of business on or about May 21, 2003, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

      For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including its Directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of Global Trust ("Independent Directors"), has determined that the Reorganization is in the best interests of Europe Fund and that the interests of Europe Fund's shareholders would not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the Reorganization.

COMPARATIVE FEE TABLES

      As shown in the tables below, the expense ratios of the Primary Class, Class A and Institutional Class shares of Europe Fund are generally higher than the expense ratios of the comparable Classes of International Equity Trust shares. Although these expense ratios are historical only, the terms of the contracts that International Equity Trust has with its service providers and the higher asset levels of International Equity Trust support an expectation of lower costs for the combined Fund. International Equity Trust had assets in excess of $81 million as of December 31, 2002, while Europe Fund had assets of about $32 million as of that date.

      Fees and expenses incurred by each Fund for the fiscal year ended December 31, 2002, and PRO FORMA fees for International Equity Trust after the Reorganization are shown below.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                                           PRO FORMA
                        INTERNATIONAL EQUITY TRUST                   EUROPE FUND                  INTERNATIONAL EQUITY TRUST
                        --------------------------                   -----------                  --------------------------
                   PRIMARY    INSTITUTIONAL  FINANCIAL    PRIMARY INSTITUTIONAL   CLASS A      PRIMARY  INSTITUTIONAL  FINANCIAL
                   CLASS         CLASS     INTERMEDIARY   CLASS      CLASS        SHARES       CLASS     CLASS        INTERMEDIARY
                   SHARES        SHARES       CLASS       SHARES     SHARES       ------       SHARES    SHARES       CLASS SHARES
                   ------        ------       SHARES      ------     ------                    ------    ------       ------------
                                              ------
Maximum Sales         none        none         none        none       none        4.75%(a)      none      none           none
Charge (load)
imposed
on purchases of
shares (as a %
of offering
price)

Maximum Deferred      none        none         none        none       none        none(b)       none      none           none
Sales Charge (as
a % of amount
redeemed)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A % OF NET ASSETS)

                                                                                                           PRO
                                                                                                           FORMA
                        INTERNATIONAL EQUITY TRUST                   EUROPE FUND                  INTERNATIONAL EQUITY TRUST
                        --------------------------                   -----------                  --------------------------
                                             FINANCIAL                                                                   FINANCIAL
                    PRIMARY  INSTITUTIONAL INTERMEDIARY   PRIMARY                             PRIMARY   INSTITUTIONAL  INTERMEDIARY
                     CLASS      CLASS         CLASS        CLASS   INSTITUTIONAL    CLASS A    CLASS       CLASS          CLASS
                    SHARES     SHARES        SHARES(C)    SHARES    CLASS SHARES    SHARES    SHARES      SHARES        SHARES(C)
                    ------     ------        ---------    ------    ------------    ------   ------      ------         ---------
Management fees     0.75%(d)   0.75%(d)      0.75%(d)     1.00%(e)    1.00%(e)      1.00%(e)  0.75%(f)    0.75%          0.75%

Distribution        1.00%(d)   none(d)       0.25%(d)     1.00%(e)    none(e)                 1.00%(f)    none           0.25%
and/or service                                                                      0.25%(e)
(12b-1) fees

Other expenses      0.65%      0.62%         0.62%        0.89%       0.77%         0.76%     0.55%       0.45%          0.45%

Total annual fund   2.40%(d)   1.37%(d)      1.62%(d)     2.89%(e)    1.77%(e)      2.01%(e)  2.30%(f)    1.20%          1.45%
operating
expenses

(a) Sales charge waivers and reduced sales charge purchase plans are available for Class A shares of Europe Fund. See the sections entitled "How to Invest" in the Fund's Primary Class and Class A Prospectus. The front-end sales charge on Class A shares of Europe Fund will not apply to future purchases of Financial Intermediary Class shares of International Equity Trust by former Class A shareholders of Europe Fund.

(b) A contingent deferred sales charge ("CDSC") of 1% of the net asset value of Class A shares of Europe Fund is imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date. This CDSC will not apply to sales of Financial Intermediary Class shares of International Equity Trust received by Class A Europe Fund shareholders in the Reorganization.

(c)   International   Equity  Trust   currently  does  not  have  any  Financial
Intermediary Class shares outstanding, so the expenses and fees in the table are estimated.

(d) Legg Mason Fund Adviser, Inc. ("LMFA"), as manager, has voluntarily agreed to waive fees so that expenses of Primary Class shares, Institutional Class shares and Financial Intermediary Class shares of International Equity Trust (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 2.25%, 1.25% and 1.50%, respectively, of the Fund's average daily net assets attributable to that particular Class. LMFA has agreed to keep these waivers in place until April 30, 2004. With these waivers, for the fiscal year ended December 31, 2002, annualized management fees, distribution fees and total fund operating expenses were 0.63%, 0.97% and 2.25%, respectively, for Primary Class shares and 0.63%, 0.00% and 1.25%, respectively, for Institutional Class shares. LMFA's waivers with regard to International Equity Trust will apply to the shares received by Europe Fund shareholders in the Reorganization.

(e) LMFA, as manager, has voluntarily agreed to waive fees so that expenses of Primary Class shares, Institutional Class shares and Class A shares of Europe Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 2.60%, 1.60% and 1.85%, respectively, of the Fund's average daily net assets attributable to that particular Class. These voluntary waivers are currently expected to continue until April 30, 2004, but may be terminated at any time. With these waivers, for the fiscal year ended December 31, 2002, annualized management fees, distribution fees and total fund operating expenses were 0.83%, 0.88% and 2.60%, respectively, for Primary Class shares, 0.83%, 0.00% and 1.60%, respectively, for Institutional Class shares and 0.83%, 0.25% and 1.84%, respectively, for Class A shares.

(f) If LMFA's agreement to waive fees of Primary Class shares of International Equity Trust (detailed in footnote (d) above) was applied to THE PRO FORMA expenses of Primary Class shares of International Equity Trust after the reorganization, the Fund's management fees, distribution fees and total annual fund operating fees would be 0.75%, 0.95% and 2.25%, respectively, for that Class.

EXAMPLE OF EFFECT ON FUND EXPENSES

      The Example is intended to help you compare the cost of investing in Europe Fund with the cost of investing in International Equity Trust, as it presently exists, and the cost of investing in International Equity Trust, assuming the Reorganization has been completed.

      The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above. This example also assumes that the maximum initial sales charge for Class A shares of Europe Fund is deducted at the time of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
                                --------    -----------   ----------   ---------
INTERNATIONAL EQUITY TRUST:

   Primary Class shares           $243         $749         $1,280       $2,736

   Institutional Class shares     $139         $434           $750       $1,646

   Financial Intermediary         $165         $511           $881       $1,922
   Class shares

EUROPE FUND:

   Primary Class shares           $292         $895         $1,523       $3,214

   Institutional Class shares     $180         $557           $959       $2,084

   Class A shares                 $669       $1,076         $1,506       $2,702


INTERNATIONAL EQUITY TRUST
(PRO FORMA):

   Primary Class shares           $233         $718         $1,230       $2,636

   Institutional Class shares     $122         $381           $660       $1,455

   Financial Intermediary         $148         $459           $792       $1,735
   Class shares

INVESTMENT OBJECTIVES AND POLICIES

      The two Funds have similar investment objectives, policies and limitations. The Funds, however, are advised by separate investment advisers, each of which uses different strategies to achieve the respective Fund's investment objective. In addition, whereas Europe Fund seeks to achieve its objective by investing substantially all of its assets in equity securities of issuers located in Europe, International Equity Trust seeks to achieve its objective by investing substantially all of its assets in equity securities located anywhere outside the U.S., including within emerging markets. Europe Fund's investment objective is to seek long-term growth of capital, which is effected by investing at least 80% of its assets in equity securities of European issuers. International Equity Trust's investment objective is to maximize long-term total return, which is effected by investing substantially all of the Fund's assets in non-U.S. equity securities.

      Lombard Odier Darier Hentsch Management Limited ("Lombard Odier"), Europe Fund's investment adviser, using certain growth style analyses, focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management that it believes offer above-average potential for capital appreciation. Lombard Odier focuses the Fund's investments in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. A smaller portion of the Fund's assets may be invested in fixed-income securities, such as obligations of foreign or domestic governments, government agencies or municipalities and obligations of foreign or domestic companies. Securities in the Fund's portfolio may be sold when they attain certain price targets or when, in Lombard Odier's opinion, better opportunities arise. Lombard Odier's investment technique may result in high portfolio turnover. For temporary defensive purposes, the Fund may hold all or a portion of its total assets in money market instruments, cash equivalents, short-term government and corporate obligations or repurchase agreements.

      Batterymarch Financial Management, Inc. ("Batterymarch"), International Equity Trust's investment adviser, focuses its investment strategy on stock selection, with a secondary focus on country allocation. The adviser uses a bottom-up, quantitative stock selection process for the developed markets portion of the Fund's portfolio. Batterymarch adjusts the stock selection model it uses to include factors in each market that its research indicates are effective. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest: Japan, the United Kingdom, France, Canada and Germany. The Fund may invest up to 35% of its total assets in emerging market securities. Batterymarch's investment strategy for the emerging markets portion of the Fund represents a distinctive combination of tested quantitative methodology and traditional fundamental analysis. The emerging markets allocation focuses on higher-quality, dominant companies that Batterymarch believes to have strong growth prospects and reasonable valuations. When cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, the Fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. Such securities must be rated investment grade or, if unrated, will be determined by Batterymarch to be investment grade.

      Both Funds are invested in similar types of issuers and countries. As of December 31, 2002, the majority of each Fund's assets were invested in equity securities of large European issuers. As of that date, 94% of Europe Fund's portfolio was invested in equity securities of large European issuers. Holdings in issuers located in the United Kingdom, the Fund's largest geographic position, constituted approximately 29% of the portfolio. As of December 31, 2002, close to 74% of International Equity Trust's portfolio consisted of equity securities of large European issuers. After the United Kingdom, where 27% of the portfolio was invested, the Fund's next largest investment was in Japanese issuers, which constituted approximately 19% of the portfolio.

      As of December 31, 2002, Europe Fund held securities of 53 issuers in eleven countries. With the fewer number of holdings in Europe Fund's portfolio, most of the holdings represent one percent or more of the total value of the portfolio. In contrast, International Equity Trust held securities of 194 issuers in 24 countries. Thus, overall, International Equity Trust has, and will continue to have, smaller average portfolio positions spread over a larger number of countries than Europe Fund. Furthermore, there is significant overlap of issuers between the portfolio holdings of Europe Fund and International
Equity Trust; of the issuers held by Europe Fund, over 40% (representing approximately 53% of Europe Fund's total assets) were also held by International Equity Trust.

FORMS OF ORGANIZATION

      Both Funds are series of Global Trust, an open-end management investment company that was organized as a Maryland corporation on December 31, 1992. Each Fund currently has four Classes of shares authorized: Primary Class, Class A, Financial Intermediary Class and Institutional Class. Neither Fund currently has any Financial Intermediary Class shares outstanding and International Equity Trust does not have any Class A shares outstanding. Neither Fund issues share certificates.

MANAGER AND INVESTMENT ADVISERS

      LMFA, which is located at 100 Light Street, Baltimore, Maryland 21202, currently serves as the manager to each Fund. LMFA is responsible for the affairs of both of the Funds, providing office space and administrative staff for the Funds and directing all matters related to the operation of the Funds. LMFA, a wholly owned subsidiary of Legg Mason, Inc., has been providing management services to the Funds since October 1999.

      Lombard Odier, which is located at 3 Waterhouse Square, 142 Holbourn, London, United Kingdom EC1N 2NT, serves as Europe Fund's investment adviser. Lombard Odier, an indirect wholly owned subsidiary of Lombard Odier Darier Hentsch & Cie, a Swiss private bank, has been providing investment advisory services to Europe Fund since its inception. Institutional assets under management by Lombard Odier exceeded $23 billion as of December 31, 2002. Fabrizio Pierallini and William Lovering at Lombard Odier are responsible for co-managing Europe Fund. Mr. Pierallini has been Chief Investment Officer for International Equities at Lombard Odier since April 2002. Previously, Mr. Pierallini was employed by Vontobel USA, where he was Chief Investment Officer and Portfolio Manager for its International Equity Portfolio since 1994. Mr. Lovering, who has been managing the Fund since June 1, 1996, has been Assistant Director of Lombard Odier since that time. Prior thereto, he was a Senior Fund Manager. He joined the firm in 1994.

      Batterymarch, which is located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as International Equity Trust's investment adviser and has been providing investment advisory services to International Equity Trust since its inception in 1995. Batterymarch had approximately $6.8 billion of assets under management as of December 31, 2002. International Equity Trust is managed by Batterymarch's investment teams. Batterymarch is a wholly owned subsidiary of Legg Mason, Inc.

      Europe Fund pays LMFA a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the annual rate of 1.00% of Europe Fund's net assets. International Equity Trust pays LMFA a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly, at the annual rate of 0.75%. LMFA has agreed to waive its fees for each Fund until April 30, 2004, to the extent that the Fund's expenses exceed the rates indicated, and under the terms described, in the footnotes to the Comparative Fee Tables above.

      As Europe Fund's adviser, Lombard Odier receives an advisory fee from LMFA equal to 60% of the fee paid by the Fund to LMFA, net of any fee waivers, calculated daily and payable monthly. As International Equity Trust's investment adviser, Batterymarch receives an advisory fee from LMFA equal to 66 2/3% of the fee paid by the Fund to LMFA, net of any fee waivers, calculated daily and payable monthly.

      The current investment adviser for International Equity Trust, Batterymarch, would continue to serve in that capacity for the combined Fund and LMFA would continue to serve as its manager. Lombard Odier would no longer serve as adviser to the assets transferred to International Equity Trust after the effective date of the Reorganization.

DISTRIBUTOR

      The Funds' distributor, Legg Mason Wood Walker, Inc. ("Legg Mason"), is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason will continue to distribute shares of International Equity Trust after the Reorganization.

      Legg Mason acts as distributor of International Equity Trust's shares pursuant to an Underwriting Agreement with Global Trust. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering of shares to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

      International Equity Trust has adopted Distribution Plans (each, a "Plan") pertaining to Primary Class and Financial Intermediary Class shares. Each Plan, among other things, permits the Fund to pay Legg Mason, from assets attributable to the Fund's Primary Class shares or Financial Intermediary Class shares, fees for its services related to sales and distribution of such shares and the provision of ongoing services to holders of those shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the Class of shares paying the fee only.

      As compensation for its services and expenses, pursuant to the Primary Class Plan, Legg Mason receives from International Equity Trust an annual distribution fee equivalent to 0.75% of the Fund's average daily net assets attributable to Primary Class shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares. The distribution and service fees are calculated daily and paid monthly.

      For Legg Mason's services in connection with Financial Intermediary Class shares of International Equity Trust, Legg Mason is entitled to receive from the Fund an annual distribution and services fee equivalent to 0.40% of International Equity Trust's average daily net assets attributable to Financial Intermediary Class shares in accordance with the Plan. This fee is calculated daily and paid monthly. The Board has currently approved payment of 0.25% of the Fund's average daily net assets under the Financial Intermediary Class Plan.

      Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than paying other types of sales charges.

OTHER FUND SERVICE PROVIDERS

      The Funds have the same transfer and shareholder servicing agent (Boston Financial Data Services), the same sub-transfer agent (LM Services, Inc.), the same custodian (State Street Bank and Trust Company) and the same independent accountants (PricewaterhouseCoopers LLP). Upon completion of the Reorganization, these entities will continue to provide services to the combined Fund.

DIRECTORS AND OFFICERS

      Global Trust's Directors will continue to serve in that capacity for the combined Fund. For a complete description of the Directors and officers of Global Trust, including a description of each Director's principal occupation for the past five years, personal share holdings in the Funds and compensation paid to each Director, see the April 30, 2002 Statement of Additional Information for International Equity Trust, incorporated by reference into the Reorganization Statement of Additional Information.

OPERATIONS OF INTERNATIONAL EQUITY TRUST FOLLOWING THE REORGANIZATION

      Because a majority of the assets of Europe Fund are securities of European issuers, substantially all of the Fund's holdings could also be held in International Equity Trust's portfolio after the Reorganization due to that Fund's broader strategy to invest in non-U.S. issuers. However, as some of Europe Fund's holdings may not suit the investment program of International Equity Trust's adviser, a portion of Europe Fund's securities holdings are expected to be sold prior to or shortly after the Reorganization.

      Prior to the Reorganization, Europe Fund will sell most, if not all, of any assets that cannot be held by International Equity Trust. This is not expected to be a large amount due to the overlap of the Funds' investment objectives, policies and strategies. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by International Equity Trust. The possible need for Europe Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in its realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Europe Fund's realizing gains that would not otherwise have been realized, which would be included in a distribution to its shareholders just prior to the Reorganization. In any event, these sales of assets and any new purchases will involve brokerage and other transactional expenses to Europe Fund. However, it is expected that the Reorganization would not result in material brokerage or other transactional costs to International Equity Trust or the realization by it of a significant amount of net capital gains as a result of the disposition of portfolio securities.

PERFORMANCE

      The information provided below is for Primary Class shares of International Equity Trust, which is its Class with the longest history. Each Class is subject to different expenses and a different sales charge structure. The information below provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance, whether before or after taxes, of the Fund does not necessarily indicate what will happen in the future.

              INTERNATIONAL EQUITY TRUST PRIMARY CLASS SHARES -
                            YEAR-BY-YEAR TOTAL RETURN
              AS OF DECEMBER 31 OF EACH YEAR (%) (BEFORE TAXES)
              -------------------------------------------------

             [Bar chart with the following values to be inserted]

                    CALENDAR YEAR                    TOTAL RETURN
                    -------------                    ------------
                         1996                            16.49%
                         1997                             1.76%
                         1998                             8.49%

                    CALENDAR YEAR                    TOTAL RETURN
                    -------------                    ------------

                         1999                            20.58%
                         2000                           -19.10%
                         2001                           -19.03%
                         2002                           -12.73%

      DURING THE PAST SEVEN CALENDAR YEARS:
                               QUARTER ENDED              TOTAL RETURN
                               -------------              ------------
    Best quarter               March 31, 1998               15.71%
    Worst quarter              September 30, 1998          -20.06%

AVERAGE ANNUAL TOTAL RETURNS

      Set forth below are the average annual total returns before taxes for the periods indicated for International Equity Trust for each Class with operations during the periods indicated. Also presented are the average annual total returns after taxes on distributions and after taxes on distributions and the sale of Fund shares for the Fund's oldest Class--Primary Class. The table also compares the Fund's returns to returns of a broad-based market index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a market capitalization-weighted index of approximately 1,100 stocks traded in twenty countries around the world. Past performance is not a guarantee of future results.

      For the periods ended December 31, 2002:

                           INTERNATIONAL EQUITY TRUST

                              ONE YEAR     FIVE YEARS       LIFE OF CLASS
                              --------     ----------       -------------

Primary Class Return          -12.73%        -5.65%           -0.54%(a)
Before Taxes

Primary Class Return          -12.73%        -6.06%           -1.15%(a)
After Taxes on
Distributions

Primary Class Return
After Taxes on
Distributions and Sale of      -7.82%        -4.33%           -0.46%(a)
Fund Shares

MSCI EAFE Index (reflects     -15.94%        -2.89%            1.00%(b)
no deduction for fees,
expenses or taxes) (c)

Institutional Class           -12.02%          N/A             -8.76(c)
Return Before Taxes

(a) February 17, 1995 (commencement of operations) to December 31, 2002.

(b) For comparison with Primary Class shares, the Index's return shown in the table is for the period February 28, 1995 to December 31, 2002. For comparison with Institutional Class shares, the Index's return for the period April 30, 1998 to December 31, 2002 was -6.06%.

(c)  May 5, 1998 (commencement of operations) to December 31, 2002.

      After-tax returns shown in the preceding table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts
(IRAs). After-tax returns for International Equity Trust are shown only for Primary Class shares. After-tax returns for the Fund's other Classes will vary.

PURCHASES AND REDEMPTIONS

      PURCHASES. Europe Fund and International Equity Trust Primary Class shares and Europe Fund Class A shares may be purchased through brokers affiliated with Legg Mason, through unaffiliated brokers that have entered into an agreement with Legg Mason or through automatic investment plans. Europe Fund and International Equity Trust Institutional Class shares and International Equity Trust Financial Intermediary Class shares each may be purchased by qualified institutional investors either directly from Legg Mason or through an institutional intermediary. Europe Fund Class A shareholders who receive International Equity Trust Financial Intermediary Class shares in the Reorganization will be automatically eligible to purchase additional Financial Intermediary Class shares of International Equity Trust. Shares of each Fund are sold on a continuous basis at a price based on the net asset value ("NAV") per share next determined after receipt of a purchase order in good form (plus any front-end sales charge applicable to Class A shares of Europe Fund). Purchase orders received before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) will be processed at the Fund's net asset value as of the close of the Exchange on that day, plus any sales charge. Orders received after the close of the Exchange will be processed at the Fund's net asset value (plus any applicable sales charge) as of the close of the Exchange on the next day that the Exchange is open. For a more complete discussion of share purchases, see the respective "How to Invest" sections in the Europe Fund and International Equity Trust Prospectuses.

      REDEMPTIONS. Shares of all Classes of both Funds may be redeemed by telephone, by mail or by the Funds' Systematic Withdrawal Plan. Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received. For Class A shares of Europe Fund, a CDSC of 1% of the shares' NAV at the time of purchase or sale, whichever is less, may be charged on redemptions made within one year of the purchase date of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more. Proceeds from redemptions of Primary Class and Class A shares of Europe Fund and Primary Class shares of International Equity Trust will generally be received by customers within a week. Proceeds from redemptions of Europe Fund and International Equity Trust Institutional Class shares and International Equity Trust Financial Intermediary Class shares are normally electronically deposited in a specified bank account or mailed the next business day after the receipt of a redemption request in good order. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of that Fund's investment adviser, the Fund could be adversely affected by immediate payment. For a more complete discussion of share redemption procedures, see the respective "How to Sell Your Shares" sections in the Europe Fund and International Equity Trust Prospectuses.

      Redemptions of Europe Fund shares may be effected until approximately five days prior to the Closing Date, which will be on or about May 21, 2003, in anticipation of the Reorganization.

EXCHANGES

      Shares of International Equity Trust may be exchanged for the corresponding Class of shares of any of the other Legg Mason Funds, provided these funds are eligible for sale in your state of residence. Primary Class shares may also be exchanged for Consultant Class shares of Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Total Return Fund, provided these funds are eligible for sale in your state of residence. Institutional Class shares and Financial Intermediary Class shares of International Equity Trust may also be exchanged for Institutional Class shares and Financial Intermediary Class shares, respectively, of the other Legg Mason Funds (other than Legg Mason Opportunity Trust) and for shares of the Legg Mason Money Market Funds. Any exchange of Institutional Class shares must be for at least $1 million. A contingent deferred sales charge may apply to the redemption of Class A shares of Europe Fund acquired through an exchange. Exchanges can be requested by mail or telephone. For a more complete discussion of each Fund's exchange policies, see "Services for Investors - Exchange Privilege" in International Equity Trust's and Europe Fund's Prospectuses.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund earns investment income in the form of dividends on investments, substantially all of which is distributed in the form of dividends to its shareholders. Both Europe Fund and International Equity Trust each declare and pay dividends from net investment income annually. Dividends are automatically reinvested in the same Class of shares of the distributing Fund unless otherwise requested.

      Each Fund also realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has net capital gains. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at the end of the taxable year in which the gains are realized. Capital and foreign currency gain distributions are automatically reinvested in the same Class of shares of the distributing Fund on the payable date unless otherwise requested. For more information on the Funds' distributions and taxes, please see the section entitled "Distributions and Taxes" in each Fund's Prospectuses.

      On, or immediately before, the Closing Date, Europe Fund will declare as a distribution substantially all of its net investment income and realized net capital gains, if any, through that date, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

      Global Trust will receive an opinion of its counsel, Kirkpatrick & Lockhart LLP ("K&L"), to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor its shareholders will recognize any gain or loss directly as a result of the

Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations," below. If Europe Fund sells securities prior to the Closing Date, there may be net realized gains or losses to that Fund. Any net realized gains would increase the amount of any distribution made to shareholders of Europe Fund prior to the Closing Date.

                      COMPARISON OF PRINCIPAL RISK FACTORS

      An investment in International Equity Trust is subject to specific risks arising from the types of securities in which the Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Fund will meet its investment objective; investors could lose money by investing in the Fund. As with all mutual funds, an investment in either Fund is not insured by or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because Europe Fund's investment objective and policies are similar to those of International Equity Trust, an investment in International Equity Trust is subject to many of the same specific risks as an investment in Europe Fund. Additional risks particular to International Equity Trust, including risks associated with investing primarily in the securities of foreign issuers, are noted below. The principal specific risks associated with investing in International Equity Trust include:

      MARKET RISK. International Equity Trust invests primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The Fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

      FOREIGN SECURITIES RISK. International Equity Trust's investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

      In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

      Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Fund to pursue its rights against a foreign government in that country's courts.

      EMERGING MARKETS RISK. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

      Because International Equity Trust may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, and sometimes substantial, fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

      CURRENCY RISK. Because International Equity Trust invests significantly in securities denominated in foreign currencies, the Fund may incur currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

      The Fund may from time to time hedge a portion of its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and in specific cases the Fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available.

      RISKS OF FIXED-INCOME SECURITIES. International Equity Trust may invest in fixed-income securities. Fixed-income securities are subject to interest rate risk, which is the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change. Fixed-income securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Additionally, fixed-income securities may be subject to call risk--the risk that the issuer may repay the obligations early. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the Fund most likely would have to reinvest the proceeds of the payoff at current yields, which are lower that those paid by the security that was paid off.

      INVESTMENT MODELS. The proprietary model used by Batterymarch to evaluate securities markets is based on its understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the model.

      PORTFOLIO TURNOVER. International Equity Trust may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains. For the years ended December 31, 2002 and 2001, International Equity Trust's portfolio turnover rates were 109% and 202%, respectively.

                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

      The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement/Prospectus.

      The Reorganization Plan provides for (a) the acquisition by International Equity Trust on the Closing Date of all the assets of Europe Fund in exchange solely for International Equity Trust shares and the assumption by International Equity Trust of all of Europe Fund's liabilities and (b) the distribution of those International Equity Trust shares to the shareholders of Europe Fund.

      The assets of Europe Fund to be acquired by International Equity Trust consist of all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Europe Fund's books and all other property Europe Fund owns at the effective time of the Reorganization ("Effective Time"). International Equity Trust will assume all of Europe Fund's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that Europe Fund will use its best efforts to discharge all of its known liabilities before the Effective Time. International Equity Trust will deliver its shares to Europe Fund, which will distribute the shares to Europe Fund's shareholders.

      The value of Europe Fund's assets to be acquired by International Equity Trust and the NAV per share of each class of International Equity Trust shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectuses and Statement of Additional Information. Europe Fund's net value shall be the value of its assets to be acquired by International Equity Trust, less the amount of its liabilities, as of the Valuation Time.

      On, or as soon as practicable after, the Closing Date, Europe Fund will distribute the International Equity Trust shares it receives PRO RATA to its shareholders of record as of the Effective Time, so that each Europe Fund shareholder will receive a number of full and fractional International Equity Trust shares of the comparable Class equal in aggregate value to the shareholder's holdings in Europe Fund (I.E., the account for a shareholder of Primary Class, Class A or Institutional Class shares of Europe Fund will be credited with the respective PRO RATA number of Primary Class, Financial Intermediary Class or Institutional Class shares of International Equity Trust due that shareholder). Europe Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of International Equity Trust in the names of Europe Fund shareholders and by transferring to those accounts the shares previously credited to the account of Europe Fund on those books. Fractional shares in International Equity Trust will be rounded to the third decimal place.

      Because International Equity Trust shares will be issued at NAV in exchange for the net assets of Europe Fund, the aggregate value of International Equity Trust shares issued to Europe Fund shareholders will equal the aggregate value of Europe Fund shares. The NAV per share of each Class of International Equity Trust will be unchanged by the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

      Any transfer taxes payable upon the issuance of International Equity Trust shares in a name other than that of the registered Europe Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Europe Fund to a public authority will continue to be its responsibility until it is dissolved.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of shareholders of either Fund.

      All costs of either Fund pertaining to the Reorganization will be borne by LMFA or one of its affiliates.

REASONS FOR THE REORGANIZATION

      Europe  Fund's  assets have  declined  substantially  over the  three-year period ended December 31, 2002, from approximately $135.7 million to $32.4 million. During that same time period, International Equity Trust's assets declined from $295.3 million to $81.1 million, while the Legg Mason Family of Funds has grown to over $19 billion. The Reorganization is being proposed because of the anticipated benefits of merging into a Fund with a broader investment mandate that the Directors believe offers better investment opportunities for the future and skilled portfolio management. In addition, combining the two Funds may lead to enhanced economies of scale, I.E., lower costs for each Class of shares, and greater opportunities for diversification.

      Over the last five years, when both Funds were in operation, neither Fund consistently outperformed the other. However, over each of the past two years, International Equity Trust has outperformed Europe Fund on both absolute terms and as compared to the Funds' respective benchmark indices.

      In approving the Reorganization, the Board of Global Trust, including a majority of its Independent Directors, considered a number of factors, including the following:

      (1) the future prospects for growth and performance of the Funds, whether or not the Reorganization takes place;

      (2) the compatibility of investment objectives, investment policies, investment restrictions and shareholder services of the two Funds;

      (3) the current expense ratio and shareholder fees of the Funds and the likely effect of the Reorganization on the expense ratio of the combined Fund and the fees on new shareholders of the combined Fund;

      (4) the relative past growth or decline in assets and performance of the Funds;

      (5) the alternatives to the Reorganization (such as reorganizing with a different fund);

      (6) the direct and indirect costs of the Reorganization and who will bear those costs;

      (7) the potential benefits of the Reorganization to the Funds' affiliates, including LMFA, Batterymarch and Legg Mason;

      (8) the tax status and direct and indirect tax consequences of the Reorganization on shareholders; and

      (9)   whether any cost savings can be achieved by combining the Funds.

      LMFA and Legg Mason recommended to the Directors of Global Trust that they approve the Reorganization at a meeting held on February 12-13, 2003. LMFA and Legg Mason advised the Board that International Equity Trust would provide a broader investment mandate that would be better suited to take advantage of future investment opportunities. In addition, LMFA and Legg Mason indicated that the combined Fund would receive experienced portfolio management from Batterymarch. In considering the Reorganization, the Board especially noted the fact that over the past few years Europe Fund, with a higher expense structure than International Equity Trust, has continued to lose assets and has not substantially improved its performance.

      The Board also noted that the Reorganization could also generate possible tax and transaction costs to shareholders caused by the sale of some of Europe Fund's portfolio holdings prior to the Reorganization. Nevertheless, given the long-term benefits, including the expense savings to shareholders and potential investment performance advantages, the Board, as well as LMFA, believed that the Reorganization would be in the best interests of the Fund and its shareholders.

DESCRIPTION OF SECURITIES TO BE ISSUED

      Global Trust is registered with the SEC as an open-end management investment company. It has authorized common stock (par value $0.001 per share), including 475,000,000 shares allocated to International Equity Trust, of which 125,000,000 shares are allocated to Primary Class, 125,000,000 shares are allocated to Class A, 100,000,000 shares are allocated to Financial Intermediary Class and 125,000,000 shares are allocated to Institutional Class. Shares of International Equity Trust entitle their holders to one vote per full share and fractional votes for fractional shares held.

      International Equity Trust does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors will call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or Global Trust's Articles of Incorporation or Bylaws, or at their discretion.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

      Certain fundamental investment restrictions of Europe Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Europe Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede this transaction.

FEDERAL INCOME TAX CONSIDERATIONS

      The exchange of Europe Fund's assets solely for International Equity Trust shares and International Equity Trust's assumption of Europe Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Global Trust will receive an opinion of its counsel, K&L, substantially to the effect that -

            (1) International Equity Trust's acquisition of Europe Fund's assets in exchange solely for International Equity Trust shares and International Equity Trust's assumption of Europe Fund's liabilities, followed by Europe Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Europe Fund shares, will qualify as a "reorganization" as defined in Section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (2) Europe Fund will recognize no gain or loss on the transfer to International Equity Trust of its assets in exchange solely for
      International Equity Trust shares and International Equity Trust's assumption of Europe Fund's liabilities or on the subsequent distribution of those shares to Europe Fund's shareholders in constructive exchange for their Europe Fund shares;

            (3) International Equity Trust will recognize no gain or loss on its receipt of the transferred assets in exchange solely for its shares and its assumption of Europe Fund's liabilities;

            (4) International Equity Trust's basis in the transferred assets will be the same as the basis therein in Europe Fund's hands immediately before the Reorganization, and International Equity Trust's holding period for those assets will include Europe Fund's holding period therefor;

            (5) A Europe Fund  shareholder will recognize no gain or loss on the
      constructive   exchange  of  all  its  Europe   Fund  shares   solely  for
      International Equity Trust shares pursuant to the Reorganization; and

            (6) A Europe Fund shareholder's aggregate basis in the International Equity Trust shares it receives in the Reorganization will be the same as the aggregate basis in its Europe Fund shares it constructively surrenders in exchange for those International Equity Trust shares, and its holding period for those International Equity Trust shares will include its holding period for those Europe Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

      The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Europe Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of Europe Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

      The following table shows the capitalization (unaudited) of each Fund as of December 31, 2002, and on a PRO FORMA combined basis as of December 31, 2002, giving effect to the Reorganization (amounts are in thousands):

                                                                                                          PRO FORMA
                                       INTERNATIONAL EQUITY TRUST           EUROPE FUND           INTERNATIONAL EQUITY TRUST
                                      ------------------------------ -------------------------- -------------------------------

Net Assets:
          Class A/
          Financial
          Intermediary
          Class                        $       0                      $   18,834 (Class A)       $    18,834 (FI Class)

          Primary Class                $  81,032                      $   12,677                 $    93,709

          Institutional Class          $     134                      $      922                 $     1,056
                                      ------------------------------ -------------------------- -------------------------------

          Total                        $  81,166                      $   32,433                 $   113,599
                                      ============================== ========================== ===============================


Net Asset Value Per Share:


          Class A/
          Financial
          Intermediary
          Class                        $     N/A                      $     9.98 (Class A)       $      8.27 (FI Class)

          Primary Class                $    8.02                      $     9.46                 $      8.02


                                                                 20

          Institutional Class          $    8.27                      $    10.10                 $      8.27

Shares Outstanding:

          Class A/
          Financial
          Intermediary
          Class                                0                           1,888 (Class A)             2,277 (FI Class)

          Primary Class                   10,103                           1,340                      11,684

          Institutional Class                 16                              91                         128


ADDITIONAL INFORMATION ABOUT INTERNATIONAL EQUITY TRUST - FINANCIAL HIGHLIGHTS

         The table below provides selected per share data and ratios for one share of International Equity Trust for each of the periods shown. This information is supplemented by the financial statements and accompanying notes in International Equity Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2002 and in its Semi-Annual Report to Shareholders for the period ended June 30, 2002. The financial statements and notes for the fiscal years ended December 31, 2002 and earlier shown below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report is included in the Fund's Annual Reports to Shareholders.

                                               INVESTMENT  OPERATIONS                        DISTRIBUTIONS
                             -----------------------------------------------   ---------------------------------------------

                                                        Net
                                                      Realized
                                                        and
                                                     Unrealized
                                                     Gain/(Loss)
                                                         on
                                                    Investments,                                                      Net
                             Net Asset   Net          Options,                               From Net                  Asset
                              Value,     Investment   Futures     Total        From Net      Realized                  Value,
                             Beginning   Income/        and       From        Investment     Gain on        Total      End of
                              of Year      (Loss)     Foreign     Investment    Income     Investments   Distributions  Year
                                                      Currency    Operations
                                                    Transactions
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL EQUITY TRUST

-- Institutional Class

   Years Ended Dec. 31

       2002                 $ 9.40         .09(A),(B) $(1.22)      $(1.13)     $ ----       $ ----        $ ----        $ 8.27

       2001                  11.49         .01(A)     (2.10)       (2.09)        ---          ---           ---          9.40

       2000                  14.26        (.01)       (2.57)       (2.58)        ---        (.19)         (.19)         11.49

       1999                  12.64         .11         2.52         2.63       (.14)        (.87)        (1.01)         14.26

   Period Ended Dec. 31      14.21         .10        (1.44)       (1.34)      (.23)          ---         (.23)         12.64

       1998(C)


                                          RATIOS/SUPPLEMENTAL DATA
                                          ------------------------



                                                   Net
                                     Expenses   Investment
                                     to         Income/
                                      Average     (Loss)    Portfolio  Net Assets,
                            Total    Net        to Average  Turnover   End of Year
                            Return    Assets    Net Assets    Rate    (in thousands)
------------------------------------------------------------------------------------


INTERNATIONAL EQUITY TRUST
-- Institutional Class

   Years Ended Dec. 31


       2002                 (12.02%)  1.25%(A)     .99%(A)   109%        $  134

       2001                 (18.19)%  1.25%(A)     .67%(A)   202%            85

       2000                 (18.28)%  1.20%        .17%      193%            70

       1999                 21.69%    1.25%        .82%      148%            50

   Period Ended Dec. 31     (9.42)%(D)1.04%(E)    1.17%(E)    72%(E)          45

       1998(C)



(A) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December
    31, 2002, 1.37%; and 2001, 1.27%.


(B) Computed using average daily shares outstanding.


(C) For the period May 5, 1998 (commencement of sale of Institutional Class shares) to December 31, 1998.


(D) Not annualized.


(E) Annualized.


                                    INVESTMENT OPERATIONS                            DISTRIBUTIONS
                        ---------------------------------------------------------------------------------------------------

                                                 Net
                                               Realized
                                                 and
                                              Unrealized
                                              Gain/(Loss)
                                                 on
                                              Investments,
                          Net          Net      Options,                             From Net
                         Asset      Investment  Futures    Total     From Net        Realized                    Net Asset
                         Value,      Income/     and       From      Investment       Gain on         Total        Value,
                        Beginning     (Loss)   Foreign     Investment Income        Investments    Distributions End of Year
                         of Year               Currency    Operations
                                              Transactions
------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY TRUST

-- Primary Class

   Years Ended Dec. 31

       2002              $ 9.19        .02(A) $(1.19)      $(1.17)   $  ---        $  ---          $  ---       $ 8.02

       2001               11.35       (.07)(A) (2.09)       (2.16)      ---           ---             ---         9.19

       2000               14.23       (.11)    (2.58)       (2.69)      ---         (.19)           (.19)        11.35

       1999               12.64        ---      2.51         2.51     (.05)         (.87)           (.92)        14.23

       1998               11.78        .01       .99         1.00     (.14)           ---           (.14)        12.64



                                          RATIOS/SUPPLEMENTAL DATA
                                          ------------------------


                                                  NET
                                                INVESTMENT
                                                 INCOME/
                                     EXPENSES    (LOSS)  PORTFOLIO        NET
                            TOTAL       TO         TO      TURNOVER      ASSETS,
                            RETURN    AVERAGE    AVERAGE     RATE        END OF
                                        NET        NET                    YEAR
                                      ASSETS     ASSETS              (IN THOUSANDS)
-----------------------------------------------------------------------------------

INTERNATIONAL EQUITY TRUST

-- Primary Class

   Years Ended Dec. 31

       2002               (12.73)%    2.25%(A)   .23%(A)    109%      $81,032

       2001               (19.03)%    2.25%(A)  (.41%)(A)   202%      107,243

       2000               (19.10)%    2.12%      (.65)%     193%      181,500

       1999                 20.58%    2.13%      (.06)%     148%      295,236

       1998                  8.49%    2.14%       .06%       72%      258,521



(A) Net of fees waved by LMFA pursuant to a voluntary expense limitation of 2.25% until April 30, 2003. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2002, 2.40%; and 2001, 2.27%

         REQUIRED VOTE. Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Europe Fund. Each outstanding full share of Europe Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Europe Fund, the Board of Directors of Global Trust will
determine   what   subsequent   actions  would  be  in  the  best  interests  of
shareholders.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                    THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

                            -------------------------

                                OTHER INFORMATION

         SHAREHOLDER PROPOSALS

         As a general matter, Europe Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Europe Fund's shareholders should send such proposals to the Fund at 100 Light Street, Baltimore, MD 21202, Attn.: Fund Secretary. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         OTHER BUSINESS

         Europe Fund's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Europe Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.


                                  MISCELLANEOUS


AVAILABLE INFORMATION

         Europe Fund and International Equity Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: Park Place, New York, NY 10007 and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding Global Trust and other registrants that file electronically with the SEC. Copies of such materials may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of

Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address:
PUBLICINFO@SEC.GOV.


LEGAL MATTERS

         Certain legal matters in connection with the issuance of International Equity Trust shares as part of the Reorganization will be passed upon by International Equity Trust's counsel, K&L. Certain legal matters concerning the tax consequences of the Reorganization will also be passed upon by K&L.


EXPERTS

         The audited financial statements of International Equity Trust and Europe Fund, incorporated by reference into the Reorganization Statement of Additional Information and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 2002. The financial statements audited by
PricewaterhouseCoopers LLP have been incorporated by reference into the Reorganization Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                   APPENDIX A
                                   ----------


                             PRINCIPAL SHAREHOLDERS
                             ----------------------


     The following table sets forth the ownership of each Fund's outstanding equity securities as of March 3, 2003 by each record and beneficial owner of 5% or more of the outstanding equity securities of any class of the Fund.


                             LEGG MASON EUROPE FUND
                             ----------------------

                                                               PRO FORMA Percent
                                                                 Ownership of
                                                                 Legg Mason
                              Percent         Number             International
Name and Address*            Ownership       of Shares           Equity Trust
-----------------            ---------       ---------           ------------






     * Each shareholder may be contacted c/o Europe Fund at 100 Light Street, Baltimore, Maryland 21202.


                      LEGG MASON INTERNATIONAL EQUITY TRUST
                      -------------------------------------


                                                               PRO FORMA Percent
                                                                 Ownership of
                                                                 Legg Mason
                              Percent         Number             International
Name and Address*            Ownership       of Shares           Equity Trust
-----------------            ---------       ---------           ------------




                                                               PRO FORMA Percent
                                                                 Ownership of
                                                                 Legg Mason
                              Percent         Number             International
Name and Address*            Ownership       of Shares           Equity Trust
-----------------            ---------       ---------           ------------




     * Each shareholder may be contacted c/o International Equity Trust at 100 Light Street, Baltimore, Maryland 21202.

                                   APPENDIX B
                                   ----------

                 FORM OF PLAN OF REORGANIZATION AND TERMINATION


     THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan") is made as of _______________, 2003, by Legg Mason Global Trust, Inc., a Maryland corporation ("Corporation"), on behalf of Legg Mason Europe Fund ("Target") and Legg Mason International Equity Trust ("Acquiring Fund"), each a segregated portfolio of assets ("series") of Corporation. (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

     Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of Maryland. Each Fund is a duly established and designated series thereof.

     Corporation wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.001 per share, and Acquiring Fund's assumption of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of common stock in Target in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

     Each Fund's shares are each divided into four classes, designated Primary Class, Institutional Class, Financial Intermediary Class, and Class A shares. In Target's case, only three of those classes are outstanding, specifically Primary Class, Institutional Class, and Class A shares ("Primary Class Target Shares," "Institutional Class Target Shares," and "Class A Target Shares," respectively, and collectively "Target Shares"). Only Acquiring Fund's Primary Class, Institutional Class, and Financial Intermediary Class shares ("Primary Class Acquiring Fund Shares," "Institutional Class Acquiring Fund Shares," and
"Financial Intermediary Class Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares") are involved in the Reorganization. Each Fund's identically designated shares (i.e., Primary Class shares and Institutional Class shares) are substantially similar to each other, and Class A Target Shares are substantially similar to Financial Intermediary Class Acquiring Fund Shares.

1.   THE REORGANIZATION

     1.1. Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

            (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Primary Class Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Primary Class Target Shares by the net asset value ("NAV") of a Primary Class Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Institutional Class Target Shares by the NAV of an Institutional Class Acquiring Fund Share (as so computed), and (iii) Financial Intermediary Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class A Target Shares by the NAV of a Financial Intermediary Class Acquiring Fund Share (as so computed).

            (b) assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall consist of all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property Target owns at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its "investment company taxable income" (computed without regard to any deduction for dividends paid) and substantially all of its "net capital gain," if any (as such terms are defined in sections 852(b)(2) and 1222(11), respectively, of the Code), for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Corporation's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a shareholder of Primary Class Target Shares shall be credited with the respective PRO RATA number of Primary Class Acquiring Fund Shares due that

Shareholder, the account for a Shareholder of Institutional Class Target Shares shall be credited with the respective PRO RATA number of Institutional Class Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Financial Intermediary Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Corporation and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.   VALUATION

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Corporation's then-current prospectuses and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in such prospectuses and statement of additional information.

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc. ("LMFA").

3.   CLOSING AND EFFECTIVE TIME

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Corporation's principal office on or about May 21, 2003, or at such other place and/or on such other date Corporation determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Corporation determines ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV per share of each class of Acquiring Fund Shares is impracticable, the

Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

     3.2. Corporation's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Corporation's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names and a confirmation, or other evidence satisfactory to Corporation, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.   CONDITIONS PRECEDENT

     4.1. Corporation's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

            4.1.1. This Plan and the transactions contemplated hereby have been approved by Target's shareholders in accordance with applicable law;

            4.1.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it constructively surrenders in exchange therefor;

            4.1.3.    Its  management (a) is unaware of any plan or intention of
     Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

            4.1.4. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            4.1.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

            4.1.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

            4.1.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act of 1940, as amended ("1940 Act"), and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

            4.1.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

            4.1.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

            4.1.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187)  ("Reorganization  Expenses");

            4.1.11. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.2.6, 4.3.4, and 4.3.9 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time; and

            4.1.12. Corporation has received an opinion of Kirkpatrick & Lockhart LLP ("Counsel"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this section 4, may treat them as representations and warranties Corporation made to Counsel, and may rely as to any factual matters, exclusively and without independent verification, on such representations and warranties and any other representations responsible officers of Corporation make to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                      4.1.12.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                      4.1.12.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                      4.1.12.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                      4.1.12.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                      4.1.12.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                      4.1.12.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

     Notwithstanding subparagraphs 4.1.12.2 and 4.1.12.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     4.2. Corporation's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

            4.2.1. At the Effective Time, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

            4.2.2. Target incurred the Liabilities in the ordinary course of its business;

            4.2.3. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            4.2.4. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

            4.2.5. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

            4.2.6.    During the five-year  period ending at the Effective Time,
     (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code; and

            4.2.7. From the date it commenced operations through the Effective Time, Target will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time Target will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies.

     4.3. Corporation's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions either at the time stated therein or, if no time is so stated, at or before (and continuing through) the Effective Time:

            4.3.1. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            4.3.2. The Acquiring Fund Shares to be issued and delivered to Target hereunder (a) will have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Corporation;

            4.3.3.    Acquiring Fund is a "fund" as defined in section 851(g)(2)
     of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

            4.3.4. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

            4.3.5. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, (c) Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
     (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

            4.3.6. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

            4.3.7. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

            4.3.8. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the past five years directly or indirectly owned, any shares of Target; and

            4.3.9. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares.

5.   EXPENSES

     LMFA or one of its affiliates shall bear all the Reorganization Expenses.

6.   TERMINATION AND AMENDMENT OF PLAN

     6.1. Corporation's board of directors may terminate this Plan and abandon the Reorganization at any time prior to the Closing if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

     6.2. Corporation's board of directors may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target's Shareholders' approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

7.   MISCELLANEOUS

     7.1. This Plan shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     7.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

     7.3. This Plan is adopted on behalf of Corporation's directors solely in their capacities as directors, and not individually, and Corporation's obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of Corporation other than the Funds but are only binding on and enforceable against the respective Funds' property. Corporation, in asserting any rights or claims of either Fund under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such directors, officers, or shareholders.

                                   APPENDIX C

PORTFOLIO MANAGERS' COMMENTS

LEGG MASON GLOBAL TRUST, INC.
INTERNATIONAL EQUITY TRUST

PERFORMANCE

      For the year, the Fund's total return was -12.73%, compared with -15.94% for the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East ("EAFE") Index.(1) The average international fund declined 16.19% for the year, according to Lipper. By comparison, the S&P 500 Stock Composite Index(2) fell 22.10%.

      The primary focus of the Fund is stock selection across international regions and sectors. The Fund outperformed the benchmark, benefiting from positive stock selection across all three major regions, particularly within the European banking, financials ex-banks, and health care sectors. The secondary focus of the Fund, region and sector weights, also had a positive impact on the Fund for the year, most notably within the U.K. where the Fund's preference for consumer staples over health care stocks added value.

      The year 2002 was again tumultuous as major markets had significantly negative returns for the third year in a row. Within the MSCI EAFE Index, the return for continental Europe was off substantially, down over 20%; the U.K. declined 17%, more in line with the EAFE Index; while Japan outperformed the benchmark, down only 10.7%.

      In the fourth quarter, global markets rebounded. The MSCI EAFE Index rose 6.5%, led by Europe, which rose nearly 12%, and the U.K., up 8%. The return for Japan was a negative 5.7% for the period.

      All components of our stock selection process added value in 2002. The blend of value, growth, expectations and technical factors provided positive selection in most sectors. Our investment process focuses first on stock selection and second on the relative weighting of sectors and regions, driven by our bottom-up stock information. The sector model was also effective for the year, adding significantly to the portfolio.

MARKET ENVIRONMENT

      In 2002, European GDP forecasts, employment, and consumer and business confidence continued to disappoint, and there was a growing realization through the year that the key countries of Germany, France and Italy would fail to meet the guidelines of the Stability Pact. Although this appeared unsettling, markets

----------------------
(1) An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index's portfolio.
(2) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

were more sanguine, expecting that fiscal policy would not be tightened. The European Central Bank kept interest rates restrictive in the hope of fiscal discipline, but relented in December and eased monetary policy. The euro enjoyed significant appreciation for 2002 versus the U.S. dollar. Diversification from the dollar in the face of a potential Middle East conflict and a sharp reduction of European merger and acquisition activity in the U.S. are factors that will continue to influence currency movements in 2003.

      During the fourth quarter rally, the European sectors that had lagged for the first nine months of 2002 surged in the fourth quarter, led by information technology, telecoms and financials ex-banks.

      Looking forward, while the pace of monetary easing may play a role in sector selection, we believe stock selection will prove more important as companies restructure and adapt to the low growth, low inflation environment. An appreciating euro highlights the headwinds European companies, especially exporters, are facing with respect to earnings. This reaffirms our preference for the faster growing countries, such as Spain and Ireland. The Fund continues to underweight the larger European countries.

      For the year, the U.K. market performed in line with the index. Our current ranking for this market is slightly positive, driven by expectations of solid earnings and higher yields relative to bonds. Although earnings estimates are still revising lower, compared with the other regions, the U.K. appears attractive.

      Risks to the U.K. market going forward arise from a slowdown in housing prices, and changes in the low unemployment and relative currency levels. The current account deficit for the U.K. is now less than 1% of GDP, and GDP growth is expected to be below average levels, but still relatively better than other regions of the world. With a higher than average dividend yield of 3.6% and a lower P/E ratio, the U.K. offers better value than the U.S., Europe and Japan. Although we favor the market, we believe that most of our added value will come from selecting stocks that can participate in the current environment.

      Japan's superior relative performance for the year derived from several factors. After thirteen years of economic stagnation, expectations had reached rock-bottom levels. Secondly, earnings were expected to bounce significantly off 2001 lows (although the outcome is likely to show much lower growth). Thirdly, investors were encouraged by the absence of a banking crisis and the appointment of a Finance Minister who many hoped would address the problems of the banking system. In addition, dollar weakness enhanced Japanese returns for U.S.-based investors.

      Japan did not participate in the fourth quarter rally, as markets moved ahead on expectations of monetary reflation. Both the U.S. and Japan cut interest rates, but Japan's official discount rate was already close to zero. The only hope was for a more aggressive governor to be installed at the Bank of Japan. The current governor retires in March 2003, and Prime Minister Koizumi is expected to appoint a more pro-inflationary governor. The absence of any immediate stimulus shifted the focus to earnings downgrades, thus holding the Japanese market back in the fourth quarter.

      Looking ahead, the first quarter of the calendar year is traditionally unpredictable in Japan. The Japanese market may shrug off the weak earnings until the second quarter but the market's fortunes will be more closely tied to the global economy for 2003.

STRATEGY

      We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and sector.

      The consensus forecasts a sustained, moderate growth environment in 2003 for the EAFE markets. Drivers of the recovery are accommodative monetary policy, low interest rates, low inflation and continued consumer demand. Jobless claims have dropped slightly and there has been some positive news on inventory restocking and successes in restructuring. The U.S. dollar is expected to remain flat to weak. Capital flows into the U.S. have slowed and relative economic growth is expected to be at the global average. This is expected to support EAFE investing in 2003 as it did in 2002.

      We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

      The Fund, oriented towards fundamental measures of both value and growth, was attractively valued with a forward P/E ratio of 11.8x compared with 14.2x for the index, and with an attractive growth-to-PE ratio, 1.2x for both the portfolio and the index.

                     Batterymarch Financial Management, Inc.

January 23, 2003

                      LEGG MASON INTERNATIONAL EQUITY TRUST

     PERFORMANCE COMPARISON OF A $10,000 INVESTMENT AS OF DECEMBER 31, 2002
             ($1,000,000 Investment for Institutional Class Shares)

      The returns shown below are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in the Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by individual shareholders on Fund distributions or upon the redemption of Fund shares.

      The following graph compares the Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 (or $1,000,000 in the case of Institutional Class shares) investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment advisory, 12b-1 and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or investment advisory, 12b-1 or other administrative expenses, and assumes reinvestment of all dividends and distributions.

           LEGG MASON INTERNATIONAL EQUITY TRUST--PRIMARY CLASS SHARES


                                   CUMULATIVE                 AVERAGE ANNUAL
                                  TOTAL RETURN                 TOTAL RETURN
                                  ------------                 ------------
ONE YEAR                             -12.73%                     -12.73%
FIVE YEARS                           -25.22%                      -5.65%
LIFE OF CLASS*                       -4.16%                       -0.54%
* Inception date:  February 17, 1995.

                             [PLOT POINTS FOR GRAPH]

                 INTERNATIONAL                          MSCI
    DATE          EQUITY TRUST                      EAFE INDEX*
    ----          ------------                      -----------

2/17/95             $10,000                           $10,000
3/31/95              10,090                            10,624
6/30/95              10,400                            10,701
9/30/95              10,720                            11,147
12/31/95             10,811                            11,598
3/31/96              11,438                            11,933
6/30/96              12,054                            12,122

                 INTERNATIONAL                          MSCI
    DATE          EQUITY TRUST                      EAFE INDEX*
    ----          ------------                      -----------

9/30/96              11,993                            12,107
12/31/96             12,594                            12,300
3/31/97              12,886                            12,107
6/30/97              14,313                            13,678
9/30/97              14,261                            13,582
12/31/97             12,816                            12,518
3/31/98              14,828                            14,360
6/30/98              15,133                            14,512
9/30/98              12,097                            12,450
12/31/98             13,903                            15,022
3/31/99              13,804                            15,231
6/30/99              14,069                            15,618
9/30/99              14,555                            16,303
12/31/99             16,765                            19,072
3/31/00              16,329                            19,052
6/30/00              15,475                            18,297
9/30/00              14,089                            16,821
12/31/00             13,563                            16,370
3/31/01              11,651                            14,126
6/30/01              11,890                            13,978
9/30/01              10,480                            12,021
12/31/01             10,982                            12,860
3/31/02              11,173                            12,985
6/30/02              11,113                            12,651
9/30/02              9,142                             10,155
12/31/02             9,584                             10,810

* The Morgan Stanley Capital International Europe, Australasia and the Far East Index (MSCI EAFE) is a market capitalization-weighted index of approximately 1,100 stocks traded in twenty countries around the world.

        LEGG MASON INTERNATIONAL EQUITY TRUST--INSTITUTIONAL CLASS SHARES


                                   CUMULATIVE                 AVERAGE ANNUAL
                                  TOTAL RETURN                 TOTAL RETURN
                                  ------------                 ------------
ONE YEAR                             -12.02%                     -12.02%
FIVE YEARS                           -41.18%                     -16.21%
LIFE OF CLASS*                       -34.75%                      -8.76%
* Inception date:  May 5, 1998.

                             [PLOT POINTS FOR GRAPH]

                 INTERNATIONAL                          MSCI
    DATE         EQUITY TRUST*                       EAFE INDEX
    ----         -------------                       ----------

5/5/98             $1,000,000                        $1,000,000
6/30/98             986,544                          1,002,700

              INTERNATIONAL                          MSCI
    DATE         EQUITY TRUST*                       EAFE INDEX
    ----         -------------                       ----------

9/30/98             790,368                           860,200
12/31/98            911,586                          1,037,900
3/31/99             907,980                          1,052,300
6/30/99             927,614                          1,079,100
9/30/99             961,889                          1,126,400
12/31/99           1,109,274                         1,317,700
3/31/00            1,082,825                         1,316,300
6/30/00            1,028,770                         1,264,200
9/30/00             939,621                          1,162,200
12/31/00            906,485                          1,131,000
3/31/01             781,045                           976,000
6/30/01             798,401                           965,800
9/30/01             705,307                           830,600
12/31/01            741,598                           888,500
3/31/02             755,010                           898,100
6/30/02             753,432                           874,100
9/30/02             620,891                           701,600
12/31/02            652,500                           746,900

*The minimum investment in Institutional Class shares of the Fund is $1,000,000.

PROXY                                                                      PROXY


                             LEGG MASON EUROPE FUND
                   (a series of Legg Mason Global Trust, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 April 30, 2003

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LEGG MASON GLOBAL TRUST, INC. ("COMPANY") AND RELATES TO THE PROPOSAL WITH RESPECT TO LEGG MASON EUROPE FUND ("EUROPE FUND"), A SERIES OF THE COMPANY. The undersigned hereby appoints as proxies Marc R. Duffy and Mark R. Fetting, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Europe Fund at the Special Meeting of Shareholders to be held at [10:30 a.m.], Eastern time, on April 30, 2003, at the offices of the Company at 100 Light Street (28th Floor, Oriole Room), Baltimore, Maryland 21202, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to Europe Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

      YOUR VOTE IS IMPORTANT. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE OF THIS CARD, SIGN AND DATE THE CARD BELOW AND THEN RETURN THE CARD PROMPTLY IN THE ENCLOSED ENVELOPE. To vote by facsimile, please send your signed and dated proxy card to [(410) 454-3130]. If you vote by facsimile, there is no need to return your proxy card by mail.

                          This proxy will not be valid unless it is dated and signed exactly as instructed below.

                          If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


                          ------------------------------------------------------
                          Signature


                          ------------------------------------------------------
                          Signature (if held jointly)

                          ________________________________________________, 2003
                          Date


            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                             LEGG MASON EUROPE FUND
                   (a series of Legg Mason Global Trust, Inc.)

       PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.


VOTE ON PROPOSAL                                                                 FOR         AGAINST       ABSTAIN

     Approval of a Plan of Reorganization and Termination under which            [ ]           [ ]           [ ]
     Legg Mason International Equity Trust, a series of Legg Mason Global Trust,
     Inc., would acquire all of the assets of Legg Mason Europe Fund, another series of Legg Mason Global Trust, Inc., in exchange solely for shares of
     Legg Mason International Equity Trust and the assumption by Legg Mason
     International Equity Trust of all of Legg Mason Europe Fund's liabilities, followed by the distribution of those shares to the shareholders of Legg
     Mason Europe Fund.


YOUR VOTE IS IMPORTANT.  IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET,  PLEASE INDICATE YOUR VOTE, SIGN AND DATE
THE REVERSE SIDE OF THIS CARD AND RETURN THE CARD PROMPTLY IN THE ENCLOSED ENVELOPE. To vote by facsimile,  please send your signed and dated proxy card to [(410)  454-3130].  If you vote by facsimile,  there is no need to return your proxy card by mail.


TO VOTE BY TELEPHONE, CALL ____________.

TO VOTE BY THE INTERNET, GO TO WWW.PROXYVOTE.COM AND ENTER THE FOLLOWING CONTROL NUMBER: ______________.


                       PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD.


                             LEGG MASON EUROPE FUND
                      LEGG MASON INTERNATIONAL EQUITY TRUST
                    (series of Legg Mason Global Trust, Inc.)

                                100 Light Street
                            Baltimore Maryland 21202

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information relates specifically to the proposed reorganization whereby Legg Mason International Equity Trust ("International Equity Trust") would acquire the assets of Legg Mason Europe Fund ("Europe Fund") in exchange solely for shares of International Equity Trust and the assumption by International Equity Trust of Europe Fund's liabilities ("Reorganization"). This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of International Equity Trust (giving effect to the Reorganization) for the fiscal year ended December 31, 2002, and the following described documents, each of which is incorporated by reference herein:

      (1) The Statement of Additional Information of International Equity Trust, dated April 30, 2002.

      (2) The Statement of Additional Information of Europe Fund, dated April 30, 2002.

      (3) The Primary Class Annual Report to Shareholders of International Equity Trust for the fiscal year ended December 31, 2002.

      (4)    The  Institutional   Class   Annual   Report  to   Shareholders  of
International Equity Trust for the fiscal year ended December 31, 2002.

      (5) The Primary Class and Class A Annual Report to Shareholders of Europe Fund for the fiscal year ended December 31, 2002.

      (6) The Institutional Class Annual Report to Shareholders of Europe Fund for the fiscal year ended December 31, 2002.

             This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated March [27], 2003 relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained by calling toll-free [1-800-822-5544]. This Statement of Additional Information is dated March [27], 2003.

                                TABLE OF CONTENTS

Unaudited PRO FORMA Combined Financial Statements of Legg Mason
International  Equity Trust and Legg Mason Europe Fund
(as of December 31, 2002)......................................................3

                      LEGG MASON INTERNATIONAL EQUITY TRUST
                                       AND
                             LEGG MASON EUROPE FUND

                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

INTERNATIONAL EQUITY TRUST
PRO FORMA
CAPITALIZATION AND RATIOS
December 31, 2002
(Unaudited)


                                                                     International              Pro Forma
                                              Europe Fund             Equity Fund               Combined
                                           ------------------      -------------------      ------------------
Net Assets
            Class A / FI                        $ 18,834,367             $          -            $ 18,834,367
            Primary                               12,676,686               81,032,434              93,709,120
            Institutional                            922,373                  133,570               1,055,943
                                           ------------------      -------------------      ------------------
            Total                               $ 32,433,426             $ 81,166,004           $ 113,599,430
                                           ==================      ===================      ==================

Net Asset Value Per Share

            Class A / FI                             $  9.98                   $    -                  $ 8.27
            Primary                                  $  9.46                   $ 8.02                  $ 8.02
            Institutional                            $ 10.10                   $ 8.27                  $ 8.27

Shares Outstanding

            Class A / FI                           1,887,656                        -               2,277,433
            Primary                                1,339,702               10,102,944              11,683,578
            Institutional                             91,327                   16,156                 127,688


Ratio of expenses to average net assets

            Before Fee Waivers
            Class A / FI                               2.01%                        -                   1.45%
            Primary                                    2.89%                    2.40%                   2.30%
            Institutional                              1.77%                    1.37%                   1.20%

            After Fee Waivers
            Class A / FI                               1.84%                        -                   1.45%
            Primary                                    2.60%                    2.25%                   2.25%
            Institutional                              1.60%                    1.25%                   1.20%

INTERNATIONAL EQUITY TRUST
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of December 31, 2002
(Unaudited)

                                                                             International       Pro Forma           Pro Forma
                                                        Europe Fund           Equity Fund       Adjustments          Combined
                                                    ------------------     -----------------   --------------    ----------------
ASSETS

Investments, at market value                             $ 31,379,517          $ 81,129,514    $           -        $ 112,509,031
Cash                                                        1,215,321               133,352                             1,348,673
Receivable for Fund shares sold                               231,558               201,563                               433,121
Receivable for Securities sold                                397,235                     -                               397,235
Dividend and Interest receivable                              160,120               307,175                               467,295
Other Assets                                                        -                36,738                                36,738
                                                    ------------------     -----------------   -----------------   --------------
                  Total Assets                             33,383,751            81,808,342                   -       115,192,093
                                                    ------------------     -----------------   -----------------   --------------
LIABILITIES

Payable for Fund shares repurchased                           429,764               437,503                               867,267
Payable for Securities purchased                              420,404                     -                               420,404
Advisory and Distribution fees payable                         35,366                87,906                               123,272
Dividends payable                                                   -                     -                                     -
Accrued expenses and other liabilities                         64,791               116,929                               181,720
                                                    ------------------     -----------------   -----------------   --------------
                  Total Liabilities                           950,325               642,338                   -         1,592,663
                                                    ------------------     -----------------   -----------------   --------------
Net Assets                                               $ 32,433,426          $ 81,166,004    $              -     $ 113,599,430
                                                    ==================     =================   =================   ==============
ANALYSIS OF NET ASSETS

Accumulated paid in capital                              $ 68,176,880         $ 126,407,042                         $ 194,583,922
Undistributed net investment income/(loss)                          -               179,685                               179,685
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                       (33,761,940)          (44,270,437)                          (78,032,377)
Unrealized appreciation/(depreciation) of investments
  and foreign currency transactions                        (1,981,514)           (1,150,286)                           (3,131,800)
                                                    ------------------     -----------------   -----------------   ---------------
Net Assets                                               $ 32,433,426          $ 81,166,004    $              -     $ 113,599,430
                                                    ==================     =================   =================   ===============
OUTSTANDING SHARES

CLASS A / FI                                                1,887,656                     -             389,777         2,277,433
PRIMARY                                                     1,339,702            10,102,944             240,932        11,683,578
INSTITUTIONAL                                                  91,327                16,156              20,205           127,688

NET ASSET VALUE PER SHARE:

CLASS A / FI                                                    $9.98                     -                                 $8.27
                                                    ------------------     -----------------                       --------------
PRIMARY                                                         $9.46                 $8.02                                 $8.02
                                                    ------------------     -----------------                       --------------
INSTITUTIONAL                                                  $10.10                 $8.27                                 $8.27
                                                    ------------------     -----------------                       --------------

INTERNATIONAL EQUITY TRUST
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended December 31, 2002
(Unaudited)

                                                                                 International      Pro Forma           Pro Forma
                                                              Europe Fund         Equity Fund       Adjustments          Combined
                                                           ------------------   ---------------   ---------------     -------------
Investment Income
  Dividend Income                                                  $ 967,538      $ 2,627,270         $       -         $ 3,594,808
  Interest Income                                                     31,106           38,299                                69,405
        Less Foreign tax withheld                                    (99,328)        (289,051)                             (388,379)
                                                           ------------------   ---------------   ---------------     --------------
        Total Income                                                 899,316        2,376,518                             3,275,834
                                                           ------------------   ---------------   ---------------     --------------


Expenses
  Management fee                                                     453,016          719,257          (113,254)(A)       1,059,019
  Distribution and service fees                                      251,824          957,151                 -           1,208,975
  Transfer agent and shareholder servicing fee                        62,160          172,567            (1,713)(B)         233,014
  Audit and legal fees                                                39,331           56,458           (19,089)(B)          76,700
  Custodian fee                                                      175,601          292,934          (156,675)(B)         311,860
  Directors' fees                                                      8,349            8,211            (8,160)(C)           8,400
  Registration fees                                                   37,556           18,313           (36,281)(B)          19,588
  Reports to shareholders                                             20,939           34,020            (1,833)(B)          53,126
  Other expense                                                       24,671           43,971           (16,642)(B)(D)       52,000
                                                           ------------------   ---------------   ---------------     --------------
                                                                   1,073,447        2,302,882          (353,647)          3,022,682
  Less fees waived                                                   (96,797)        (146,976)          186,478(A)          (57,295)
                                                           ------------------   ---------------   ---------------     --------------
  Total expense, net of waivers                                      976,650        2,155,906          (167,169)          2,965,387

                                                           ------------------   ---------------   ---------------     --------------
Net Investment Income/(Loss)                                         (77,334)         220,612           167,169             310,447

Net Realized and Unrealized Gain/(Loss) on Investments:
  Realized gain (loss) on investments and foreign
       currency transactions                                     (15,010,000)     (14,030,000)                          (29,040,000)
  Change in unrealized appreciation/(depreciation)
       of investments and foreign currency transactions            1,472,000        1,592,000                             3,064,000
                                                           ------------------   --------------   ---------------     ---------------
Net Realized and Unrealized Gain (Loss) on Investments           (13,538,000)     (12,438,000)                          (25,976,000)

                                                           ------------------   --------------   ---------------     ---------------
Change in Net Assets Resulting from Operations                 $ (13,615,334)   $ (12,217,388)        $ 167,169       $ (25,665,553)
                                                           ==================   ==============   ===============     ===============


(A) Based on contract in effect for the surviving fund.
(B) Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(C) Based on director compensation plan for the surviving fund.
(D) October 2002 Proxy Expense is a one-time charge.


INTERNATIONAL EQUITY TRUST
Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------
COMMON STOCKS AND EQUITY INTERESTS                 98.64%
AUSTRALIA                                           2.02%
 Australia & New Zealand Banking Group Limited                                        65,000     634,641       65,000     634,641
 AXA Asia Pacific Holdings Limited                                                   125,700     169,770      125,700     169,770
 CFS Gandel Retail Trust                                                             230,172     177,455      230,172     177,455
 Commonwealth Property Office Fund                                                   268,900     177,049      268,900     177,049
 Deutsche Diversified Trust                                                          215,000     139,140      215,000     139,140
 Foodland Associated Limited                                                          15,550     155,326       15,550     155,326
 Junipers Limited                                                                     66,550     208,228       66,550     208,228
 Macquarie CountryWide Trust                                                         174,000     160,586      174,000     160,586
 St. George Bank Limited                                                              18,100     183,242       18,100     183,242
 Stockland Trust Group                                                               105,700     286,707      105,700     286,707
                                                                                             ------------              -------------
                                                                                               2,292,144                2,292,144
BELGIUM                                             1.10%
 Dexia                                                       34,100       423,049                              34,100    423,049(A)
 Fortis                                                                               16,900     297,747       16,900    297,747
 Solvay SA                                                                             7,600     523,636        7,600    523,636
                                                                      ------------           ------------              -------------
                                                                          423,049                821,383                1,244,432
CHINA                                               0.28%
 People's Food Holdings Limited                                                      750,800     320,291      750,800     320,291
                                                                                             ------------              -------------
                                                                                                 320,291                  320,291
DENMARK                                             0.91%
 A/S Dampskibsselskabet Svendborg                                                         25     254,088           25     254,088
 Coloplast A/S                                                                         7,400     537,962        7,400     537,962
 D/S 1912                                                                                 35     245,548           35     245,548
                                                                                             ------------              -------------
                                                                                               1,037,598                1,037,598
FINLAND                                             3.94%
 Fortum Oyj                                                                           31,400     205,807       31,400     205,807
 Huhtamaki Oyj                                                                        32,400     324,489       32,400     324,489
 Instrumentarium Corporation                                                          38,600   1,545,519       38,600   1,545,519
 Nokia Oyj                                                   66,204     1,051,836     73,400   1,166,164      139,604   2,218,000
 Nokia Oyj - ADR                                                                      11,600     179,800       11,600     179,800(A)
                                                                      ------------           ------------              -------------
                                                                        1,051,836              3,421,779                4,473,615
FRANCE                                             10.50%
 Accor SA                                                    13,400       405,557                              13,400     405,557
 Aventis SA                                                  13,600       738,788      8,100     440,013       21,700   1,178,801
 Axa                                                         44,800       600,896     11,700     156,930       56,500     757,826
 BNP Paribus SA                                              21,400       871,430     10,600     431,643       32,000   1,303,073
 Cap Gemini SA                                               14,500       331,190                              14,500     331,190(A)
 Carrefour SA                                                                          8,655     385,116        8,655     385,116
 CNP Assurances                                                                       15,100     559,780       15,100     559,780
 Eiffage SA                                                                            2,500     186,800        2,500     186,800
 L'Oreal SA                                                                            9,000     684,748        9,000     684,748


Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------
 PSA Peugeot Citroen                                                                   8,826     359,681        8,826     359,681(A)
 Sanofi-Synthelabo SA                                                                 10,100     616,976       10,100     616,976
 SEB SA                                                                                4,700     416,984        4,700     416,984
 STMicroelectronics N.V.                                     17,700       346,738     28,700     562,225       46,400     908,963
 STMicroelectronics N.V. - ADR                                                         4,000      78,040        4,000      78,040
 Suez SA                                                     26,300       456,186                              26,300     456,186(A)
 TotalFinaElf SA                                             12,394     1,768,971      7,406   1,057,044       19,800   2,826,015
 Vinci SA                                                     8,300       467,416                               8,300     467,416(A)
                                                                     -------------           ------------              -------------
                                                                        5,987,172              5,935,980               11,923,152
GERMANY                                             5.51%
 Altana AG                                                                            17,950     818,851       17,950     818,851
 BASF AG                                                     10,910       412,803                              10,910     412,803
 Bayerische Motoren Werke (BMW) AG                           15,690       475,852     14,600     442,794       30,290     918,646
 DaimlerChrysler AG                                                                   19,000     584,807       19,000     584,807
 E.ON AG                                                                              19,900     802,418       19,900     802,418
 Gehe AG                                                                              16,916     658,147       16,916     658,147
 Hannover Rueckversicherungs AG                                                        9,000     229,351        9,000     229,351(A)
 Infineon Technologies AG                                                             11,000      80,634       11,000      80,634(A)
 Infineon Technologies AG - ADR                                                        9,500      68,305        9,500      68,305(A)
 SAP AG                                                                                2,650     209,874        2,650     209,874
 Schering AG                                                 11,530       501,193                              11,530     501,193
 Siemens AG                                                                           14,850     630,714       14,850     630,714
 ThyssenKrupp AG                                                                      31,000     346,228       31,00      346,228
                                                                     -------------           ------------              -------------
                                                                        1,389,848              4,872,123                6,261,971
GREECE                                              0.42%
 Public Power Corporation (PPC)                                                       34,690     479,480       34,690     479,480
                                                                                             ------------              -------------
                                                                                                 479,480                  479,480
HONG KONG                                           0.74%
 Euro-Asia Agricultural (Holdings) Company
 Limited                                                                           5,506,000           0    5,506,000           0
 Hong Kong Exchanges & Clearing Limited                                              332,000     417,206      332,000     417,206
 Star Cruises Limited                                                              1,502,520     423,866    1,502,520     423,866(A)
                                                                                             ------------              -------------
                                                                                                 841,072                  841,072
IRELAND                                             2.60%
 Allied Irish Banks plc                                                               73,600     992,590       73,600     992,590
 Anglo Irish Bank Corporation plc                                                    174,500   1,240,727      174,500   1,240,727
 Bank of Ireland                                              8,460        86,857                               8,460      86,857
 Bank of Ireland                                             30,370       310,528                              30,370     310,528
 Irish Life & Permanent plc                                                           30,000     324,048       30,000     324,048
                                                                     -------------           ------------              -------------
                                                                          397,385              2,557,365                2,954,750
ITALY                                               4.21%
 Banca Popolare di Bergamo-Credito Varesino Scrl                                      37,100     661,415       37,100     661,415
 Beni Stabilli S.p.A.                                                                226,400     101,618      226,400     101,618
 Eni S.p.A.                                                  54,500       865,885     75,350   1,197,145      129,850   2,063,030
 Merloni Elettrodomestici S.p.A.                                                      26,050     273,733       26,050     273,733


Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------

 Recordati S.p.A.                                                                     26,100     423,157       26,100     423,157
 Telecom Italia Mobile S.p.A. (TIM)                         140,700       641,851                             140,700     641,851(A)
 Unicredito Italiano S.p.A.                                 154,000       615,314                             154,000     615,314
                                                                     -------------           ------------              -------------
                                                                        2,123,050              2,657,068                4,780,118
JAPAN                                              13.26%
 ALPS ELECTRIC CO., LTD.                                                              19,000     209,582       19,000     209,582
 AUTOBACS SEVEN CO., LTD                                                               6,400     130,684        6,400     130,684
 BRIDGESTONE CORPORATION                                                              26,000     321,826       26,000     321,826
 BROTHER INDUSTRIES, LTD.                                                             25,000     158,513       25,000     158,513
 CANON SALES CO., INC.                                                                25,000     160,197       25,000     160,197
 CANON, INC.                                                                          21,000     790,418       21,000     790,418
 CHIYODA CORPORATION                                                                 107,000     177,492      107,000     177,492(A)
 Cleanup Corporation                                                                  15,000     113,927       15,000     113,927
 COSMO OIL COMPANY, LIMITED                                                           37,000      55,768       37,000      55,768
 DAINIPPON INK AND CHEMICALS, INCORPORATED                                           132,000     211,182      132,000     211,182(A)
 DAITO TRUST CONSTRUCTION CO., LTD.                                                   28,600     632,157       28,600     632,157
 East Japan Railway Company                                                               14      69,434           14      69,434
 Eisai Co., Ltd.                                                                      24,100     540,809       24,100     540,809
 EXEDY Corporation                                                                    20,700     160,357       20,70      160,357
 FamilyMart Co., Ltd                                                                   9,800     191,858        9,0       191,858
 Fuji Photo Film Co., Ltd.                                                             3,200     104,278        200       104,278
 GUNZE LIMITED                                                                        47,000     172,945       47,000     172,945
 Hitachi Kokusai Electric Inc.                                                        39,000     109,027       39,000     109,027(A)
 Hitachi Maxell, Ltd.                                                                 14,000     170,226       14,000     170,226
 HONDA MOTOR CO., LTD.                                                                14,000     517,514       14,000     517,514
 JAPAN TOBACCO INC.                                                                       35     234,001           35     234,001
 JFE Holdings, Inc.                                                                      500       6,067          500       6,067(A)
 KAYABA INDUSTRY CO., LTD.                                                            40,000      68,710       40,000      68,710
 KEIHIN CORPORATION                                                                   25,000     241,032       25,000     241,032
 KOYO SEIKO CO., LTD.                                                                 51,000     226,314       51,000     226,314
 Kuraya Sanseido Inc.                                                                 25,000     167,354       25,000     167,354
 KURODA ELECTRIC CO., LTD.                                                            11,800     227,038       11,800     227,038
 LEOPALACE21 CORPORATION                                                              34,000     151,162       34,000     151,162(A)
 MINOLTA CO., LTD.                                                                    25,000     108,201       25,000     108,201(A)
 Mitsubishi Corporation                                                               30,000     183,143       30,000     183,143
 MITSUI & CO., LTD.                                                                   44,000     205,254       44,000     205,254
 Mitsui O.S.K. Lines, Ltd.                                                           100,000     207,140      100,000     207,140
 Mitsui Sumitomo Insurance Company, Limited                                           61,000     280,448       61,000     280,448
 NHK SPRING CO., LTD.                                                                 62,000     157,663       62,000     157,663
 NICHICON CORPORATION                                                                 16,800     194,227       16,800     194,227
 NIFCO INC.                                                                           18,000     195,520       18,000     195,520
 Nintendo Co., Ltd.                                                                    1,600     149,411        1,600     149,411
 Nippon Electric Glass Co., Ltd.                                                      21,000     211,309       21,000     211,309
 NIPPON TELEGRAPH AND TELEPHONE CORPORATION (NTT)                                        106     384,692          106     384,692


Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------

 Nippon Television Network Corp.                                                       1,200     178,848        1,200     178,848
 Nissen Co., Ltd.                                                                     26,200     243,777       26,200     243,777
 NISSIN CO., LTD.                                                                     14,400     100,034       14,400     100,034
 NTT DoCoMo, Inc.                                                                         95     175,185           95     175,185
 OMRON CORPORATION                                                                    12,000     176,827       12,000     176,827
 OSAKA GAS CO., LTD.                                                                 147,000     362,673      147,000     362,673
 RICOH COMPANY, LTD.                                                                  10,000     163,944       10,000     163,944
 ROHM COMPANY LIMITED                                                                  1,100     139,955        1,100     139,955
 Sekisui Chemical Co., Ltd.                                                           73,000     188,708       73,000     188,708
 SHOWA CORPORATION                                                                    36,000     275,850       36,000     275,850
 SONY CORPORATION                                                                     14,800     618,121       14,800     618,121
 Stanley Electric Co., Ltd.                                                           18,000     200,825       18,000     200,825
 Sumitomo Rubber Industries, Ltd.                                                     40,000     160,660       40,000     160,660
 Takeda Chemical Industries, Ltd.                                                     14,000     584,709       14,000     584,709
 The Tokyo Electric Power Company, Incorporated                                        9,800     186,081        9,800     186,081
 TOHO GAS CO., LTD.                                                                  205,000     519,577      205,000     519,577
 Tostem Inax Holding Corporation                                                      13,000     197,036       13,000     197,036
 Toyo Suisan Kaisha, LTD.                                                             18,000     161,570       18,000     161,570
 Toyota Motor Corporation                                                             37,800   1,015,342       37,800   1,015,342
 TSUBAKIMOTO CHAIN CO.                                                                46,000     108,841       46,000     108,841
 YAMAHA CORPORATION                                                                   25,000     230,928       25,000     230,928
 Yamaha Motor Co., Ltd.                                                               58,000     478,612       58,000     478,612
                                                                                             ------------              -------------
                                                                                              15,064,983               15,064,983
NETHERLANDS                                         8.07%
 ABN AMRO Holding N.V.                                       32,100       524,473     22,500     367,622       54,600     892,095
 CSM N.V. - Coupon                                                                    34,648     725,980       34,648     725,980
 ING Groep N.V.                                              49,400       836,145     32,900     556,866       82,300   1,393,011
 Koninklijke (Royal) KPN N.V.                                                        172,562   1,121,987      172,562   1,121,987(A)
 Koninklijke (Royal) Philips Electronics N.V.                50,100       877,415     24,300     425,573       74,400   1,302,988
 Koninklijke Ahold N.V.                                      27,400       347,686                              27,400     347,686
 Royal Dutch Petroleum Company                                                        40,100   1,764,117       40,100   1,764,117(A)
 Royal Volker Wessels Stevin                                                          13,000     261,892       13,000     261,892
 Unilever N.V.                                               13,700       841,199      8,400     515,771       22,100   1,356,970
                                                                     -------------          -------------              -------------
                                                                        3,426,918              5,739,808                9,166,726
NEW ZEALAND                                         0.08%
 Fletcher Building Limited                                                            49,200      86,308       49,200      86,308
                                                                                            -------------              -------------
                                                                                                  86,308                   86,308
NORWAY                                              0.99%
 Gjensidige NOR ASA                                                                   10,000     327,330       10,000     327,330
 Norsk Hydro ASA                                                                       9,450     423,110        9,450     423,110
 Statoil ASA                                                                          43,900     370,322       43,9       370,322
                                                                                            -------------              -------------
                                                                                               1,120,762                1,120,762
PORTUGUAL                                           0.31%
 Portugal Telecom, SGPS, S.A.                                                         51,194     351,651       51,194     351,651(A)
                                                                                            -------------              -------------
                                                                                                 351,651                  351,651

Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------

SINGAPORE                                           0.34%
 Neptune Orient Lines Limited                                                        733,000     388,758      733,000     388,758(A)
                                                                                             ------------              -------------
                                                                                                 388,758                  388,758
SOUTH AFRICA                                        0.85%
 Woolworths Holdings Limited                                                       1,600,000     960,653    1,600,000     960,653
                                                                                             ------------              -------------
                                                                                                 960,653                  960,653
SOUTH KOREA                                         0.50%
 KT Corporation ADR                                                                   16,100     346,955       16,100     346,955
 POSCO                                                                                 2,200     218,878        2,200     218,878
                                                                                             ------------              -------------
                                                                                                 565,833                  565,833
SPAIN                                               5.78%
 Acciona S.A.                                                                          6,100     251,085        6,100     251,085(A)
 Acerinox, S.A.                                               9,600       352,263                               9,600     352,263
 Altadis, S.A.                                               14,900       339,701                              14,900     339,701(A)
 Aurea Concesionesde Infraestructuras del Estado S.A.                                 18,500     461,548       18,500     461,548
 Banco Bilbao Vizcaya Argentina, S.A.                        86,800       830,167                              86,800     830,167
 Gas Natural SDG, S.A.                                                                33,810     640,700       33,810     640,700(A)
 Grupo Dragados, S.A.                                                                 43,700     742,416       43,700     742,416
 Grupo Ferrovial, S.A.                                       17,100       433,076     26,800     678,739       43,900   1,111,815
 Inmobiliaria Colonial, S.A.                                                          19,000     294,297       19,000     294,297
 Telefonica, S.A.                                            52,400       468,739     68,300     610,971      120,700   1,079,710(A)
 Telefonica, S.A. - ADR                                                               17,400     462,318       17,400     462,318(A)
                                                                     -------------           ------------              -------------
                                                                        2,423,946              4,142,074                6,566,020
SWEDEN                                              3.18%
 Axfood AB                                                                            14,300     266,460       14,300     266,460
 Electrolux AB                                                                        23,900     377,990       23,900     377,990
 Holmen AB                                                                            16,700     406,263       16,700     406,263
 SSAB Svenskt Stal AB                                                                 21,000     248,792       21,000     248,792
 Svenska Cellulosa AB (SCA)                                                           19,400     656,039       19,400     656,039
 Svenska Handelsbanken AB                                    36,810       491,139                              36,810     491,139(A)
 Swedish Match AB                                                                     31,600     248,976       31,600     248,976
 TeliaSonera AB                                             183,696       693,033                             183,696     693,033(A)
 Volvo AB                                                    14,012       228,859                              14,012     228,859(A)
                                                                     -------------           ------------              -------------
                                                                        1,413,031              2,204,520                3,617,551
SWITZERLAND                                         4.83%
 Adecco SA                                                   12,081       473,422                              12,081     473,422(A)
 Compagnie Financiere Richemont AG                           18,364       342,557                              18,364     342,557
 Nestle SA                                                    2,802       593,584      5,160   1,093,110        7,962   1,686,694
 Novartis AG                                                                          32,610   1,189,483       32,610   1,189,483
 Roche Holdings AG                                            9,170       638,804                               9,170     638,804(A)
 Swiss Re                                                                              2,200     144,270        2,200     144,270
 UBS AG                                                      12,963       629,827      7,800     378,975       20,763   1,008,802(A)
                                                                     -------------           ------------              -------------
                                                                        2,678,194              2,805,838                5,484,032


Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------

Taiwan                                              0.27%
 ASE Test Limited                                                                     46,900     187,600       46,900     187,600(A)
 GigaMedia Ltd.                                                                      178,700     121,516      178,700     121,516(A)
                                                                                             ------------              -------------
                                                                                                 309,116                  309,116
UNITED KINGDOM                                     27.96%
 Allicance Unichem plc                                       55,440       398,861                              55,440     398,861
 Amvescap plc                                                74,640       478,130                              74,640     478,130
 AstraZeneca Group plc                                                                10,600     378,747       10,600     378,747
 Barclays plc                                                                         75,500     467,841       75,500     467,841
 Barratt Developments plc                                                             46,000     289,485       46,000     289,485
 Bellway plc                                                                          15,000     109,624       15,000     109,624
 BHP Billiton plc                                            95,040       507,468                              95,040     507,468
 BP Amoco plc                                               189,176     1,300,124    365,800   2,513,984      554,976   3,814,108
 BPB plc                                                                              41,600     164,710       41,600     164,710
 British American Tobacco plc                                                         45,700     456,403       45,700     456,403
 BT Group plc                                                                        284,000     891,341      284,000     891,341
 Carillion plc                                                                       112,100     203,068      112,100     203,068
 Cattles plc                                                                          46,500     216,293       46,500     216,293
 Dairy Crest Group plc                                                                50,000     276,029       50,000     276,029
 Diageo plc                                                  47,570       516,806     49,156     534,037       96,726   1,050,843
 DS Smith plc                                                                         93,800     219,889       93,800     219,889
 George Wimpey plc                                                                    95,200     407,577       95,200     407,577
 GlaxoSmithKline plc                                         46,820       898,253     69,200   1,327,619      116,020   2,225,872
 HBOS plc                                                                             86,600     912,957       86,600     912,957
 HSBC Holdings plc                                                                   125,800   1,389,991      125,800   1,389,991
 Imperial Chemical Industries plc                                                     65,000     240,620       65,000     240,620
 J Sainsbury plc                                                                      95,000     426,216       95,000     426,216
 Johnston Press plc                                          46,630       275,437                              46,630     275,437
 Kelda Group plc                                                                      99,100     676,286       99,100     676,286
 Kingfisher plc                                             109,300       391,418                             109,300     391,418
 Lloyds TSB Group plc                                                                 68,350     490,642       68,350     490,642
 Man Group plc                                                                        15,000     214,144       15,000     214,144
 McCarthy & Stone plc                                                                 44,600     224,288       44,600     224,288
 New Look Group plc                                                                   73,200     280,401       73,200     280,401
 Northern Rock plc                                                                    67,393     715,896       67,393     715,896
 Persimmon plc                                                                        66,600     456,641       66,600     456,641
 Provident Financial plc                                                              31,300     299,241       31,300     299,241
 Prudential plc                                              70,680       499,404                              70,680     499,404
 Redrow plc                                                                           74,800     286,518       74,800     286,518
 Reed Elsevier plc                                           43,220       370,073                              43,220     370,073
 Royal Bank of Scotland Group plc                            43,830     1,049,700     37,100     888,521       80,930   1,938,221(A)
 Scottish and Southern Energy plc                                                     47,500     519,868       47,500     519,868
 Severn Trent plc                                                                     22,800     254,674       22,800     254,674
 Shell Transport & Trading Company plc                       79,790       525,246    156,400   1,029,558      236,190   1,554,804


Pro Forma Portfolio of Investments(B)
December 31, 2002
(Unaudited)

                                                                                      International               Pro Forma
                                                % of Net         Europe Fund           Equity Fund                Combined
                                                 Assets    Shares/Par Market Value Shares/Par Market Value  Shares/Par  Market Value
                                                ---------- ---------- ------------ ---------- ------------  ---------- -------------
 Standard Chartered plc                                                               39,400     447,705       39,400       447,705
 Tate + Lyle plc                                                                      57,000     288,986       57,000       288,986
 Tesco plc                                                  107,740       336,411                             107,740       336,411
 The Berkeley Group plc                                                               31,200     299,290       31,200       299,290
 United Utilities plc                                                                 52,200     524,259       52,200       524,259
 Vodafone Group plc                                         781,004     1,423,582  1,239,600   2,259,492    2,020,604     3,683,074
 Wolseley plc                                                                         50,500     423,874       50,500       423,874
 Wolverhampton & Dudley Breweries plc                                                 15,000     146,212       15,000       146,212
 WPP Group plc                                               84,000       641,514                              84,000       641,514
                                                                     -------------           ------------              -------------
                                                                        9,612,427             22,152,927                 31,765,354

TOTAL COMMON STOCK AND EQUITY INTERESTS                              $ 30,926,856            $81,129,514               $112,056,370


 PREFERRED SHARES                                   0.40%
 Porsche AG                                                   1,090       452,661                               1,090       452,661
                                                                     -------------                                     -------------
                                                                          452,661                                           452,661

 -----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS AT MARKET                       99.04%           $ 31,379,517             $81,129,514               $112,509,031
                                                                   ---------------           ------------              -------------
 TOTAL INVESTMENTS AT COST                                            33,355,747              82,310,316                115,666,063
                                                                   ---------------           ------------              -------------

------------------------------------------------
(A) Non Income Producing

(B) No adjustments are shown to the unaudited pro forma combined  portfolio of investments due to the fact that upon consummation no securities  would need to be sold in order for the  Acquiring  Fund to comply with its  Prospectus  and SEC and IRS  guidelines  and restrictions.  However,  the foregoing  sentence shall not restrict in any way the ability of the  investment  advisor of any of the funds from buying or selling securities in the normal course of such Fund's business and operations.


INTERNATIONAL EQUITY TRUST
PRO FORMA COMBINED
Annual Fund Operating Expenses
As of December 31, 2002
(Unaudited)


                                  Europe Fund             International Equity Fund       Pro Forma Combined
                       ---------------------------------- ------------------------- -----------------------------------

                                   Primary  Institutional  Primary   Institutional              Primary  Institutional
                        Class A     Class       Class       Class        Class      FI Class      Class       Class
                        Shares     Shares      Shares       Shares      Shares       Shares      Shares      Shares
                       ---------- ----------  ----------  -----------  ----------   ---------  ---------- ------------

Management fees            1.00%      1.00%       1.00%        0.75%       0.75%        0.75%       0.75%       0.75%

Rule 12b-1 fees            0.25%      1.00%       none         1.00%       none         0.25%       1.00%       none

Other expenses             0.76%      0.89%       0.77%        0.65%       0.62%        0.45%       0.55%       0.45%
                       ---------- ----------  ----------  -----------  ----------   ----------  ----------  ----------


Total fund operating
expenses                   2.01%      2.89%       1.77%        2.40%       1.37%        1.45%       2.30%       1.20%
                       ========== ==========  ==========  ===========  ==========   ==========  ==========  ==========

Expense Limit              1.85%      2.60%       1.60%        2.25%       1.25%        1.50%       2.25%       1.25%



LEGG MASON INTERNATIONAL EQUITY TRUST
LEGG MASON EUROPE FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS (AS OF DECEMBER 31, 2002)


1)       BASIS OF PRO FORMA PRESENTATION

         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Legg Mason Europe Fund ("Europe Fund"), a series of Legg Mason Global Trust, Inc. ("Global Trust"), by Legg Mason International Equity Trust ("Fund"), another series of Global Trust, as if such acquisition had taken place as of December 31, 2002. The information is based on historical financial statement data giving effect to the pro forma adjustments.

         Subject to approval of the Agreement and Plan of Reorganization and Termination, the combination of Europe Fund by the Fund will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Europe Fund in exchange for shares of the Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Europe Fund and the Fund have been combined as of and for the period ended December 31, 2002.

         The accompanying pro forma financial statements should be read in conjunction with the financial statements and statements of net assets of the Fund and Europe Fund included in their respective annual reports dated December 31, 2002.

         The following notes refer to the accompanying PRO FORMA financial statements as if the above mentioned acquisition of Europe Fund by the Fund had taken place as of December 31, 2002.

2)       SIGNIFICANT ACCOUNTING POLICIES:

         The Fund, a series of Global Trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

         The Fund consists of three classes of shares: Primary Class, Financial Intermediary Class and Institutional Class. The income and expenses of the Fund are allocated proportionately to the classes of shares based on daily net assets, except for Rule 12b-1 fees, which are charged only on Primary and Financial Intermediary shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

         Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

SECURITY VALUATION

         Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

SECURITY TRANSACTIONS

         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

         Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

REPURCHASE AGREEMENTS

         The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

         Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

FOREIGN TAXES

         The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

3)       FEDERAL INCOME TAXES:

         No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders.

 4)      FINANCIAL INSTRUMENTS:

         Emerging Market Securities

         The Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

FORWARD CURRENCY EXCHANGE CONTRACTS

         As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in Global Trust's prospectuses and statement of additional information.

         Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with the parties approved by the Board of Directors because there is a risk of loss to the Fund if the counterparties do not complete the transaction.

5)       TRANSACTIONS WITH AFFILIATES:

         The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets.

         LMFA has agreed to waive the fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of the Fund's average daily net assets as shown in the following chart:

   -----------------------------------------------------------------------------
   International Equity Trust     Management    Expense       Expense Limitation
                                     Fee      Limitation          Expiration
   -----------------------------------------------------------------------------
   -Primary Class                   0.75%       2.25%           April 30, 2004
   -----------------------------------------------------------------------------
   -Institutional Class             0.75%       1.25%           April 30, 2004
   -----------------------------------------------------------------------------
   -Financial Intermediary Class    0.75%       1.50%           April 30, 2004
   -----------------------------------------------------------------------------

         Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to the Fund. Batterymarch is responsible for the actual investment activity of the Fund. LMFA pays Batterymarch a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

         Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund's shares. Legg Mason receives an annual distribution fee and an annual service fee based on the average daily net assets, computed daily and payable monthly as follows:

    ----------------------------------------------------------------------------
    International Equity Trust          Distribution Fee     Service Fee
    ----------------------------------------------------------------------------
    -Primary Class                      0.75%                0.25%
    ----------------------------------------------------------------------------
    -Institutional Class                N/A                  N/A
    ----------------------------------------------------------------------------
    -Financial Intermediary Class       N/A                  0.25%
    ----------------------------------------------------------------------------

         LMFA, Batterymarch, and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

         All costs incurred in connection with the Plan of Reorganization will be borne by Legg Mason.

6)       LINE OF CREDIT:

         The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund had no borrowings under the Credit Agreement during the pro forma periods presented.

                            PART C: OTHER INFORMATION

Item 15.  Indemnification

          This item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 15 to the registration statement, SEC File No. 33-56672, filed April 30, 1999.

Item 16.  Exhibits

(1)       (a)  Articles of Incorporation (3)
          (b)  Articles Supplementary filed August 1, 1994 (8)
          (c)  Articles Supplementary dated November 4, 1994 (3)
          (d)  Articles of Amendment filed April 11, 1995 (3)
          (e)  Articles Supplementary dated February 15, 1996 (3)
          (f)  Articles of Amendment dated June 6, 1996 (3)
          (g)  Articles of Amendment dated June 30, 1999 (5)
          (h)  Articles of Amendment dated September 14, 1999 (6)
          (i)  Articles of Amendment filed December 11, 2000 (8)
          (j)  Articles of Amendment filed January 31, 2001 (8)
          (k)  Articles of Amendment filed September 24, 2001 (12)

(2)       Amended and Restated By-Laws (14)

(3)       Voting trust agreement - none

(4) Form of Agreement and Plan of Reorganization and Termination is attached hereto as Appendix B to the Proxy Statement/Prospectus

(5) Instruments defining the rights of security holders with respect to each series of Legg Mason Global Trust, Inc. are contained in the Articles of Incorporation, which is incorporated by reference to Exhibit (1) to Item 16 of this Registration Statement, and in the Amended and Restated Bylaws, which is incorporated by reference to Exhibit (2) to Item 16 of this Registration Statement.

(6)       (a)  Investment Advisory - International Equity Trust (1)
          (b)  Management Agreement - International Equity Trust (1)
          (c)  Amended Investment Advisory Agreement - Global Income Trust (3)
          (d)  (I)   Investment Sub-Advisory Agreement - Global Income Trust (6)
               (II)  Sub-Administration Agreement - Global Income Trust (4)
          (e)  Management Agreement -- Global Income Trust (1)
          (f)  Investment Advisory Agreement - Emerging Markets Trust (2)
          (g)  Management Agreement - Emerging Markets Trust (2)
          (h)  Investment Advisory and Administration Agreement - Europe Fund
               (7)

          (i)  Sub-Advisory Agreement - Europe Fund (7)

(7)       (a)  Underwriting Agreement - Global Income Trust (8)
          (b)  Underwriting Agreement - International Equity Trust (8)
          (c)  Underwriting Agreement - Emerging Markets Trust (2)
          (d)  Underwriting Agreement - Europe Fund (7)

(8)       Bonus, profit sharing or pension plans - none

(9)       (a)  Custodian agreement (3)
          (b)  Amendment to Custodian Agreement dated May 28, 1996 (3)
          (c)  Amendment to Custodian Agreement dated July 1, 2001 (12)

(10)      (a)  Plans pursuant to Rule 12b-1
               (I)   Global Income Trust - Primary Class Shares (8)
               (II)  International Equity Trust - Primary Class Shares (8)
               (III) International Equity Trust - Financial Intermediary Class
                     Shares (9)
               (IV)  Emerging Markets Trust - Primary Class Shares (2)
               (V) Emerging Markets Trust - Financial Intermediary Class Shares (9)
               (vi)  Europe Fund - Class A Shares (7)
               (vii) Europe Fund - Primary Class Shares(7)

          (b)  Plans Pursuant to Rule 18f-3
               (I)   Global Income Trust (9)
               (II)  International Equity Trust (9)
               (III) Emerging Markets Trust (9)
               (IV)  Europe Fund (7)

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered - filed herewith

(12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with the reorganization of Legg Mason Total Return Trust into Legg Mason American Leading Companies
           Trust - to be filed

(13)       (a)  Transfer Agency and Service Agreement (3)
           (b) Amendment to Transfer Agency and Service Agreement dated November 1, 2001 (13)
           (c) Amendment and Restatement of Credit Agreement dated March 15, 2002 (11)

(14)       Consent of PricewaterhouseCoopers LLP - filed herewith

(15)       Financial statements omitted pursuant to Item 14(a)(i) - none

(16)       Manually signed copy of power of attorney - filed herewith

(17)       Additional Exhibits - none

(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed August 31, 1995.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 10 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed November 18, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 12 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 30, 1997.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 13 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 30, 1998.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 16 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed July 2, 1999.

(6) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 19 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 28, 2000.

(7) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 20 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 28, 2000.

(8) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 2, 2001.

(9) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed July April 2, 2001.

(10) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 39 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed December 3, 2001.

(11) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 3, 2002.

(12) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 10, 2002.

(13) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 23 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(14) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 24 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed February 18, 2003.

Item 17.    Undertakings

      (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

      (3) Registrant hereby undertakes to file a post-effective amendment to this registration statement on Form N-14, containing an opinion of counsel supporting the tax consequences of the reorganization described herein within a reasonable time after receipt of such opinion.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Legg Mason Global Trust, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 14th day of February 2003.

                                        LEGG MASON GLOBAL TRUST, INC.

                                        By:  /s/  Marie K. Karpinski
                                             ----------------------------
                                             Marie K. Karpinski
                                             Vice President and Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                          Date


/s/ John F. Curley, Jr.*       Chairman of the Board and     February 14, 2003
------------------------       Director
John F. Curley, Jr.

/s/ Mark R. Fetting*           President and Director        February 14, 2003
------------------------
Mark R. Fetting

/s/ Richard G. Gilmore*        Director                      February 14, 2003
------------------------
Richard G. Gilmore

/s/ Arnold L. Lehman*          Lead Director                 February 14, 2003
------------------------
Arnold L. Lehman

/s/ Robin J. W. Masters*       Director                      February 14, 2003
------------------------
Robin J.W. Masters

/s/ Jill E. McGovern*          Director                      February 14, 2003
------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman*         Director                      February 14, 2003
------------------------
Arthur S. Mehlman

/s/ G. Peter O' Brien*         Director                      February 14, 2003
------------------------
G. Peter O'Brien

/s/ S. Ford Rowan*             Director                      February 14, 2003
------------------------
S. Ford Rowan

/s/ Marie K. Karpinski         Vice President and Treasurer  February 14, 2003
------------------------
Marie K. Karpinski


*Signature affixed by Marie K. Karpinski pursuant to a power of attorney dated February 12, 2003.

                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------

(11)        -        Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered.

(14)        -        Consent of PricewaterhouseCoopers LLP.

(16)        -        Manually signed copy of power of attorney